SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

ULTRASTRIP SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

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4)

Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ULTRASTRIP SYSTEMS, INC.

To All UltraStrip Shareholders:

We are pleased to invite you to attend the annual meeting of the shareholders of UltraStrip Systems, Inc., which will be held at 10:00 A.M. on August 10, 2006 at the ___________ in Stuart, Florida for the following purposes:

1.

To elect seven members to our Board of Directors to serve a one-year term;

2.

To consider and vote upon a proposed amendment to the UltraStrip’s Articles of  Incorporation to increase the authorized common stock from 100,000,000 to 150,000,000 shares;

3.

To consider and vote upon a proposed amendment to UltraStrip’s Articles of Incorporation to create a class of 5,000,000 shares of preferred stock, $0.10 par value containing such rights, preferences and limitations as may be determined from time to time by further resolution of the Board of Directors of UltraStrip;

4.

To consider and vote upon a proposed amendment to UltraStrip’s Articles of Incorporation to change UltraStrip’s name to Ecosphere Technologies, Inc.;

5.

To consider and vote upon the merger of UltraStrip with and into its wholly-owned Delaware  subsidiary, Ecosphere Technologies, Inc., for the sole purpose of changing UltraStrip’s state of domicile and becoming a Delaware corporation;

6.

To approve the 2006 Equity Incentive Plan;

7.

To approve the ratification of Tedder, James, Worden & Associates, P.A. as our independent registered public accounting firm for 2006;

8.

For the transaction of such other matters as may properly come before the Annual Meeting.

UltraStrip’s Board of Directors has fixed the close of business on June 12, 2006, as the record date for a determination of shareholders entitled to notice of, and to vote at, this annual meeting or any adjournment thereof.

If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ GEORGE R. STERNER
George R. Sterner,
Chairman

/s/ DENNIS MCGUIRE
Dennis McGuire,
President and Chief Executive Officer

Dated:  June __, 2006

ULTRASTRIP SYSTEMS, INC.

PROXY STATEMENT

This Proxy Statement is being sent to the holders of shares of common stock of UltraStrip Systems, Inc. (“UltraStrip”), a Florida corporation, in connection with the solicitation of proxies by our management for use at the 2006 Annual Meeting of Shareholders to be held at 10:00 A.M. on August 10, 2006, at __________, Stuart, Florida, any adjournments thereof, for the following purposes:

1.

To elect seven members to our Board of Directors to serve a one-year term;

2.

To consider and vote upon a proposed amendment to the UltraStrip’s Articles of  Incorporation to increase the authorized common stock from 100,000,000 to 150,000,000;

3.

To consider and vote upon a proposed amendment to UltraStrip’s Articles of Incorporation to create a class of 5,000,000 shares of preferred stock, $0.10 par value containing such rights, preferences and limitations as may be determined from time to time by further resolution of the Board of Directors of UltraStrip;

4.

To consider and vote upon a proposed amendment to UltraStrip’s Articles of Incorporation to change UltraStrip’s name to Ecosphere Technologies, Inc.;

5.

To consider and vote upon the merger of UltraStrip with and into its wholly-owned Delaware  subsidiary, Ecosphere Technologies, Inc., for the sole purpose of changing UltraStrip’s state of domicile and becoming a Delaware corporation;

6.

To approve the 2006 Equity Incentive Plan;

7.

To approve the ratification of Tedder, James, Worden & Associates, P.A. as our independent registered public accounting firm for 2005;

8.

For the transaction of such other matters as may properly come before the Annual Meeting.

With this Proxy Statement, we are also mailing or delivering to our shareholders a Proxy Card, the Notice of Annual Meeting and a copy of our Annual Proxy Statement on Form 10-KSB for the year ended December 31, 2005.

Required Vote

The presence in person or by proxy of a majority of the  outstanding shares of common stock as of the record date of June 12, 2006 is necessary to constitute a quorum at the Annual Meeting. Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting.

Election of Directors. The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect seven directors to our Board of Directors under Proposal 1. This means that the seven persons who receive the most votes are elected. For purposes of the election of directors, the withholding of authority by a shareholder as to the election of directors thus has no effect on the results of the election.

Increasing Authorized Capital, Creating Blank Check Preferred Stock, Name Change and Reincorporation in Delaware. The affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date is required to approve Proposals 2, 3, 4 and 5. For purposes of the vote on Proposals 2, 3, 4 and 5, abstentions and “broker non-votes” as explained below, will have the same effect as votes against the proposal.

Approving the 2006 Equity Incentive Plan, Ratification of Our Independent Registered Public Accounting Firm and Any Other Matters. In order to approve Proposals 6, 7 and 8, the number of votes cast “for” the proposal by holders entitled to vote must exceed the number of votes cast opposing the proposal. Abstentions and broker non-votes are not treated as votes “cast” and thus have no effect on Proposals, 6, 7 and 8.

Proxies that abstain on one or more proposals and “broker non-votes” will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in “street name” is entitled to vote the shares on some matters but not others. If your shares are in street name (or held by your broker) and you do not give your broker voting instructions on those matters for which the broker has no discretion, the missing votes are broker non-votes. In this year’s vote, brokers are entitled to vote for Proposals 1 and 7, but not for the remaining Proposals. Client directed abstentions are not broker non-votes. Shareholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for UltraStrip. For these reasons, it is important that all shares are represented at the Annual Meeting, either by you personally attending the Annual Meeting or by giving a proxy to vote your shares.

Voting Procedures and Revocability of Proxies

Your vote is very important. All properly executed Proxy Cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals. You should specify your respective choices on the accompanying Proxy Card. If you do not give specific instructions with regard to the matters to be voted upon, the shares of common stock represented by your signed Proxy Card will be voted “for” Proposals 1 through 8 listed on the Proxy Card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote for or against these matters according to their judgment.

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Secretary of UltraStrip, by delivering a Proxy Card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: UltraStrip Systems, Inc., 3515 S.E. Lionel Terrace, Stuart, Florida 34997, Attention:  Jacqueline K. McGuire, Senior Vice President of Administration and Secretary.

Cost of Solicitation

The proxies will be solicited by mail and the cost of solicitation will be paid by UltraStrip. Our officers and selected employees may also solicit proxies from shareholders personally or by telephone, facsimile or other forms of communication. These officers and employees will not be compensated additionally for such solicitation. We will also pay for the cost of this additional solicitation. We are also requesting that brokers, banks and other custodians send soliciting materials to beneficial owners. We will reimburse them for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies as provided herein will be paid by UltraStrip. Because we need a majority of outstanding shares to approve four issues, we may hire an independent proxy solicitation firm.

The Board of Directors Unanimously Recommends that Shareholders Vote “For” Proposal Nos. 1, 2, 3, 4, 5, 6, 7 and 8.

We are mailing this Proxy Statement and the accompanying Form 10-KSB, Notice of Meeting and Proxy Card to our shareholders on or about June __, 2006. As of June 12, 2006, there were _________ shares of UltraStrip’s common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders. Shares of UltraStrip’s Series A and Series B Preferred Stock do not have voting rights.

Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of UltraStrip’s voting stock beneficially owned as of June 12, 2006 by (i) those persons known by UltraStrip to be owners of more than 5% of UltraStrip’s common stock, (ii) each director of UltraStrip, (iii) our chief executive officer and the other executive officers listed in the Summary Compensation Table, and (iv) all executive officers and directors of UltraStrip as a group:

Title of Class	Name and Address of Beneficial Owner(1)(2)	Beneficial Ownership
		Shares	Percentage
Common Stock	Dennis McGuire and Jacqueline K. McGuire(3)(4)	13,353,814	20.9%
Common Stock	Kevin P. Grady(5) (6)	7,958,122	14.3%
Common Stock	Vice-Admiral George R. Sterner(7)(8)(9)(10)	1,273,334	2.3%
Common Stock	Joe M. Allbaugh(7)(9)(11)(12)	1,033,333	1.9%
Common Stock	Todd J. Christie(9)(13)(14	883,333	1.6%
Common Stock	Michael R. Donn, Sr. (15)(16)	985,000	1.8%
Common Stock	Barry I. Hechtman(7)(9)(17)(19)	70,000	*
Common Stock	Stephen R. Johnson(15)(19)	1,032,600	1.9%
Common Stock	James C. Rushing III(7)(15)	1,265,000	2.3%
Common Stock	Executive Officers and Directors as a Group (9 persons)	21,148,721	30.1%

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*

Less than one percent.

(1)

Except where indicated, each of the persons listed above has the address c/o UltraStrip Systems, Inc., 3515 S.E. Lionel Terrace, Stuart, FL 34997.

(2)

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them. Beneficial ownership exists when a person has either the power to vote or sell our common stock. A person is deemed to be the beneficial owner of securities that can be acquired or voted by such person within 60 days whether upon the exercise of options or otherwise. The shares of common stock issuable upon approval of the 2006 Equity Incentive Plan and election are not included since there is no certainty the Plan will be approved and the number of shares issuable will based upon the future market price of our stock.

(3)

Includes 90,000 shares of common stock owned by Mrs. McGuire and 3,863,814 shares owned jointly. Also includes 7,000,000 shares issuable upon exercise of vested options by owned by Mr. McGuire, 2,000,000 warrants held by them, 400,000 shares issuable upon exercise of options owned by Mrs. McGuire. Includes 3,100,000 shares subject to options which Mr. and Mrs. McGuire have issued to third parties.

(4)

Both are executive officers.

(5)

An employee.

(6)

Includes 1,150,000 shares of common stock issuable upon exercise of options.

(7)

All of these shares are issuable upon exercise of options.

(8)

Address is 2708 Hatmark Street, Vienna, VA 22181.

(9)

A director.

(10)

Does not include 501,666 shares of common stock issuable upon exercise of options which are not exercisable within 60 days from the date of this Proxy Statement.

(11)

Address is 101 Constitution Avenue, NW, Suite 525 East, Washington, DC 20001-2133.

(12)

Includes 533,333 shares of common stock issuable under options. Does not include 66,667 shares of common stock issuable upon exercise of options which are not exercisable within 60 days from the date of this  Proxy Statement.

(13)

Address is 520 Bernardsville Road, Mendham, NJ 07954.

(14)

Includes 33,333 shares of common stock issuable under options. Does not include 1,766,667 shares of common stock issuable upon exercise of options and warrants which are not exercisable within 60 days from the date of this Proxy Statement.

(15)

An executive officer and director.

(16)

Includes 900,000 shares of common stock issuable upon exercise of options.

(17)

Address is 8100 SW 81 Drive, #210, Miami, FL 33143.

(18)

Does not include 35,000 shares of common stock issuable upon exercise of options which are not exercisable within 60 days from the date of this Proxy Statement.

(19)

Includes 1,031,600 shares of common stock issuable upon exercise of options.

Board of Directors

The business of UltraStrip is managed under the direction of the Board of Directors. It has the responsibility for establishing broad corporate policies and for reviewing the overall performance of UltraStrip. It is not however, involved in the operating details on a day-to-day basis. The Board of Directors is kept advised of our business through regular written communications and discussions with management.  Our Board of Directors held 12 meetings and acted by unanimous consent on seven occasions during the fiscal year ended December 31, 2005.

Committees

We have a Compensation Committee and an Audit Committee and each consists of non-employee directors. The nominating and corporate governance  duties are performed by the entire Board of Directors. The Board of Directors has not determined whether the non-employee directors are independent within the meaning of the rules of the Nasdaq Stock Market or any national securities exchange.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters.

The members of the Audit Committee are Mr. Barry Hechtman, who serves as its chairman, and Vice-Admiral George R. Sterner. Our Board of Directors has determined that Mr. Hechtman is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

The Audit Committee held two meetings in 2005.

Compensation Committee

The Compensation Committee determines the compensation of our executive officers. The Compensation Committee held no meetings in 2005.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee, since _________, 2006, are Mr. Todd Christie, who serves as Chairman, and Vice Admiral George R. Sterner. There have been no members of the Compensation Committee who were officers or employees of UltraStrip or any of its subsidiaries during the fiscal year 2005 or to date.

Compensation of Our Directors

UltraStrip does not compensate members of the Board of Directors with cash for their services in such capacity. If the 2006 Equity Incentive Plan is approved, non-employee directors will receive automatic grants of shares of restricted stock as described under Proposal 6.

In 2003, the Board of Directors adopted, and the shareholders approved, the 2003 Stock Option Plan for Outside Directors and Advisory Board Members which provided for a pool of 2,000,000 (increased by resolution of the Board of Directors in August 2005 to 4,500,000) shares of common stock subject to option grants. The 2003 Plan included automatic grants of stock options to our non-employee directors. The 2003 Plan has been frozen pending approval of the 2006 Plan as well as the 2003 Equity Incentive Plan which provides for a pool of 4,000,000 shares of common stock subject to option grants.

All directors hold office until the next annual meeting of shareholders or until their successors are elected and qualify. Officers are appointed by and serve at the discretion of the Board of Directors.

Directors and Executive Officers

The following is a list of our directors and executive officers. All directors serve one-year terms or until each of their successors are duly qualified and elected. The officers are elected by the Board of Directors.

Name	Age	Position(s)
Dennis McGuire	55	President and Chief Executive Officer of UltraStrip
James C. Rushing III	62	Chief Financial Officer and Director
Michael R. Donn, Sr.	58	President of Ecosphere Technologies, Inc. and Director
Jacqueline K. McGuire	43	Vice President of Administration and Secretary of UltraStrip
Stephen R. Johnson	59	President of UltraStrip Envirobotic Solutions and Director
George R. Sterner	65	Chairman of the Board
Joe M. Allbaugh	53	Director
Todd J. Christie	41	Director
Barry Hechtman	53	Director

PROPOSAL 1.  ELECTION OF DIRECTORS

We currently have seven directors on our Board of Directors, all of whom have been nominated for election this year and have agreed to serve if elected. The seven persons who receive the most votes cast will be elected and will serve as directors until the 2007 Annual Meeting of Shareholders unless they resign, die or are removed before that meeting. If a nominee becomes unavailable for election before the 2006 Annual Meeting, the Board of Directors can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the Proxy Card. Additionally, we are seeking to expand our Board by appointing other independent directors and have appointed an eighth director, subject to approval of his employer. If we appoint this person to our Board, we will vote proxies in favor of his election unless a shareholder instructs us to the contrary on the Proxy Card.

Information About Nominees

Background of Our Directors

Information about the seven persons nominated as directors is provided below. The shares represented by Proxy Cards returned to us will be voted for these persons unless you specify otherwise.

Vice-Admiral George R. Sterner, USN, (Retired) has been UltraStrip’s Chairman since March 01, 2005 and a director since March 2002. Vice-Admiral Sterner served on UltraStrip’s Board of Advisors from February 2001 through February 2002. He was Vice President, Strategic Pursuits for Raytheon Company from September 1999 until his retirement in late 2005. Vice-Admiral Sterner provides part time consulting services to us. See page  of this Proxy Statement. His naval career spanned 36 years and included command of two nuclear submarines. Prior to his retirement from the United States Navy in 1998 he commanded the Naval Sea Systems Command where he had oversight of the design, construction and life cycle support of all Navy ships.

Joe M. Allbaugh became a director of UltraStrip on October 20, 2005. Mr. Allbaugh currently heads The Allbaugh Company LLC, a strategic consulting firm. Mr. Allbaugh was Director of the Federal Emergency Management Agency from February 2001 to March 2003, and in 1999 was made the National Campaign Manager of Bush-Cheney 2000. In addition, Mr. Allbaugh was Chief of Staff to President George W. Bush from 1995 through 1999 when he was Governor of Texas.

Todd J. Christie became a director of UltraStrip on September 8, 2005. From June 2003 to date, Mr. Christie has been a private investor. From January 1999 to June 2003, Mr. Christie was chief executive officer of Spear Leeds & Kellogg, LLC, a specialist unit of Goldman Sachs & Co. Spear Leeds was the second largest specialist or stock trading firm on the New York Stock Exchange. He was a major shareholder of Spear Leeds until its sale to Goldman Sachs in 2000. In April 2005, Mr. Christie and 19 other people were named as respondents in an administrative proceeding before the Securities and Exchange Commission in which the SEC is seeking, among other things, a cease and desist order. The charges, which Mr. Christie denies and is contesting, arise out of trading by Spear Leeds though 2003.

Michael R. Donn, Sr. became President and Chief Executive Officer of Ecosphere Technologies, Inc. on October 28, 2005. Mr. Donn previously served as our Senior Vice-President of Operations and Treasurer from February 2000. He has been a director of UltraStrip since March 1, 2005. Mr. Donn was Project Manager for UltraStrip’s EPA verification testing. From 1994 to 2000, he served as President of the Miami-Dade County Fire Fighters Association, a 1700-member employee association for which he previously served as Vice President and Treasurer beginning in 1982. His responsibilities included lead negotiator, lobbying at the local, state, and national levels, Chairman of the Insurance Trust, and responsible for business operations of the Association. Mr. Donn coordinated the fire fighter relief efforts for the Miami-Dade fire fighters, following Hurricane Andrew. Additionally, he set up and coordinated the Ecosphere relief effort in Waveland, MS following Hurricane Katrina. He is the brother of Jacqueline McGuire and the brother-in-law of Dennis McGuire.

Barry I. Hechtman has served as a director of UltraStrip since February 21, 2005. Mr. Hechtman has been a Certified Public Accountant since 1975 and has owned and managed an accounting firm in Miami, Florida since January 1981. Mr. Hechtman is the chairman of our Audit Committee.

Stephen R. Johnson has been a director since September 22, 2003. Mr. Johnson joined us as Senior Vice President of Marketing on January 1, 2003, and on September 15, 2003, he became our interim Chief Executive Officer. From that date through September 28, 2005, he also was our President and Chief Executive Officer. Since its organization on October 3, 2005, Mr. Johnson has been President of UltraStrip Envirobotic Solutions. He had also served on our Board of Advisors since February 2, 2001 until he became a director. Previously, he served as Vice-President for the Ocean Development Group, a cruise ship development company from 1998 to 2001. From 1997 to 2002, he served as President of Marine Management Consultants L.C. From 1994 to 1996, Mr. Johnson served as President and from 1991 to 1994 as Vice-President of Atlantic Marine Inc. Over a 20-year career with Bethlehem Steel Corporation, he has held positions that include President of the Ocean Shipping subsidiaries and Senior Manager of the Sparrows Point Shipyard.

James C. Rushing III has been a director of UltraStrip since September 22, 2003 having served as Chairman of the Board from January 20, 2004 to March 1, 2005. He became Chief Financial Officer on March 1, 2005. From September 2001 to March, 2005, Mr. Rushing was President and Chief Executive Officer of Corporate Resources Consulting Group, Inc., a financial and operational management consulting company where he continues to provide part-time services. From 1998 to 2001, Mr. Rushing served as Executive Vice President and Chief Financial Officer of Isolyser Company, Inc. (Nasdaq: OREX), now known as Microtek Medical Holdings, Inc.

Non-Director Executive Officers and Key Employees

Dennis McGuire was appointed President and Chief Executive Officer of UltraStrip on September 28, 2005. Mr. McGuire was a founder of UltraStrip together with his wife Jacqueline. He also is the inventor of all of UltraStrip’s intellectual property. Mr. McGuire served as a director from inception in 1998 through March 2, 2002. From 2000 through October 3, 2003, he served as our Chief Technology Officer and Director of Sales, and served as a consultant from October 3, 2003 until he became an employee on of October 1, 2005. Mr. McGuire was appointed Chief Technology Officer of UltraStrip in April 2005, which post he held until August 2, 2005, when he became Executive Vice President of Business Development and Technology.

Jacqueline K. McGuire has been our Senior Vice President of Administration since January 2001 and Secretary since our founding in 1998. She and her husband Dennis, our Chief Executive Officer, were two of UltraStrip’s founders.

John P. Odwazny served as UltraStrip’s Chief Operating Officer from November 2001 through September 28, 2005. Mr. Odwazny was a director of UltraStrip from August 1999 until May 2006 when he became a member of our board of advisors. Since October 3, 2005, Mr. Odwazny has been Chief Operating Officer of UltraStrip Envirobotic Solutions. Mr. Odwazny served UltraStrip as Co-Chief Executive Officer from March 2001 until November 2001. From 1981-2001 he served with AKZO Nobel’s International Paint Company in various technical, sales, and administrative positions.

Our Board of Advisors

In addition to Mr. Odwazny, the following persons serve on our Board of Advisors:

Jean-Michel Cousteau was a director of UltraStrip from August 15, 1999 until late April 2005 when he became a member of our board of advisors. He is the son of the late environmentalist and ocean pioneer Jacques Cousteau. He has carried on his father’s humanitarian work throughout the world. In 1999, Mr. Cousteau founded and currently serves as President and Chairman of the Board of Ocean Futures Society, a non-profit organization.

Thomas Von Essen became Ecosphere Technologies, Inc.’s Senior Vice President of Special Projects on October 28, 2005. He is a consultant and not an employee. Mr. Von Essen served almost 32 years in the NYC Fire Department. The last six as Commissioner during the administration of former Mayor Rudolph Giuliani, including the aftermath of the terrorist strike on the World Trade Center September 11, 2001. Mr. Von Essen has been Senior Vice President of Giuliani Partners, LLC since January 2002. He has been a member of the UltraStrip board of advisors since July 2004.

Gordon G. Kuljian was a director of UltraStrip from June 2000 until March 2006 when he became a member of our board of advisors. Since 2000, Mr. Kuljian has served as Vice President of Operations for Chemstar Urethanes, Inc. Previously, from 1994 to 2000, he served as a Senior Engineer and the Operations Manager for Coatings Services at Corrpro Companies,  Inc. (NYSE:CO).

Executive Compensation

Set forth below is information with respect to compensation paid by us for 2005, 2004 and 2003 to our Chief Executive Officer and the four other most highly compensated executive officers of UltraStrip.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Securities Underlying Options/SARs (#)	All Other Compen- sation ($)
Dennis McGuire(1) President and Chief Executive Officer	2005 2004 2003	$129,810 — 48,972	— — —	$192,868(2) $121,054(2) $ 46,154(2)	3,000,000 — 3,000,000	— — —
James C. Rushing III Chief Financial Officer	2005 2004 2003	$136,615 — —	— — —	— — —	1,150,000 — 50,000	— — —
Michael R. Donn	2005 2004 2003
Stephen R. Johnson(1) President of UltraStrip Envirobotic Solutions and former President and Chief Executive Officer of UltraStrip	2005 2004 2003	$245,378 $180,770 $130,000	— — $ 25,000	— — —	— 500,000 500,000	— — —
John P. Odwazny Chief Operating Officer UltraStrip Envirobotic Solutions and former Chief Operating Officer of UltraStrip	2005 2004 2003	$135,385 $117,500 $130,000	— — —	— — —	300,000 — —	— — —
Jacqueline K. McGuire Vice President of Administration and Secretary	2005 2004 2003	$105,288 $102,403 $125,000	$129,850 — —	— — —	100,000 — —	— — —

———————

(1)

Mr. McGuire became Chief Executive Officer as of October 1, 2005 replacing Mr. Johnson, who became President of UltraStrip Envirobotic Solutions. Previously, Mr. McGuire was a consultant to UltraStrip.

(2)

Represents consulting fees in lieu of salary.

Executive Employment Agreements

We have entered into employment agreements with each of our executive and other officers. On May 25, 2006, UltraStrip entered into a Management Compensation Adjustment Plan with all executives listed in the table below other than Thomas Von Essen and thereby amended their respective Employment Agreements. Under the Plan, the executives have agreed to reduce their aggregate annual salaries by approximately $400,000 and in return they received additional stock options and commissions based upon revenues of UltraStrip and/or its subsidiaries as listed below. The Plan effectively extended or reduced the terms of the employment agreements so that all expire May 25, 2008 unless terminated earlier by the Board of Directors.

The two charts below summarizes the terms and conditions of these employment agreements.

Executive	Position	Base Salary or Fees	Commission(1)	Option/Bonus Incentive(2)	Management Compensation Adjustment Options(3)
Dennis McGuire	President and Chief Executive Officer of UltraStrip	$225,000(4)(5)	3.0% Consolidated	3,000,000 options	1,000,000 options
James C Rushing III	Chief Financial Officer	$185,000(6)	1.0% Consolidated	$20,000 signing bonus 400,000 options	600,000 options
Michael R. Donn, Sr.	President of Ecosphere Technologies, Inc.	$125,000(7)	2.0% ETI 1.0% Consolidated	500,000 options	500,000 options(8)
Jacqueline K. McGuire	Vice President of Administration and Secretary	$75,000(9)	N/A	100,000 options	250,000 options
Stephen R. Johnson	President of UltraStrip Envirobotic Solutions	$125,000(10)	2.0% UES 1.0% Consolidated	1,000,000 options	500,000 options
John P. Odwazny	Chief Operating Officer of UltraStrip Envirobotic Solutions	$100,000(11)	1.0% UES 1.0% Consolidated	300,000 options	250,000 options
Thomas Von Essen(12)	Vice President, Special Projects of Ecosphere Technologies, Inc.	$171,000	N/A	500,000 options(1)	N/A

———————

(1)

In exchange for reducing salaries and waiving accrued salaries for 2006 since they were not receiving their full salaries, the 2006 Management Compensation Adjustment Plan awarded commissions and options to the persons listed in the table. “UES” means UltraStrip Envirobotic Solutions, Inc. and indicates that the percentage commission is determined from revenue from that company. “ETI” means Ecosphere Technologies, Inc. and indicates that the percentage commission is determined from revenue from that company. “Consolidated” means that the percentage commission is determined from the combined revenues of UltraStrip and from UES and ETI, its wholly-owned subsidiaries. Commissions apply to any revenues whatsoever from the indicated company or companies, including product or service sales as well as transactions to “monetize” technology portfolio inventory.

(2)

All options are exercisable at $1.10 per share except for (i) 500,000 options held by Mr. Johnson exercisable at $1.30 per share, (ii) 3,000,000 options issued to Mr. McGuire exercisable at $1.00 per share and (iii) 100,000 options held by Mr. Rushing exercisable at $1.00 per share.

(3)

The options are exercisable at $0.68 per share over a five-year period and vest in equal increments every six months over a 24 month period subject to periodic performance reviews by the chief executive officer or the Compensation Committee at six month intervals.

(4)

Under his Consulting Agreement which terminated effective October 1, 2005, Mr. McGuire received a fee of $200,000 during the first year, $225,000 during the second year, and beginning October 3, 2005 would have received $250,000 for the remaining two years of the Agreement.

(5)

The Management Compensation Adjustment Plan reduced Mr. McGuire’s base salary from $325,000 to $225,000, for a savings to UltraStrip of $100,000 annually.

(6)

The Management Compensation Adjustment Plan reduced Mr. Rushing’s base salary from $210,000 to $185,000 for a savings to UltraStrip of $25,000 annually.

(7)

The Management Compensation Adjustment Plan reduced Mr. Donn’s base salary from $137,000 to $125,000 for a savings to UltraStrip of $12,000 annually.

(8)

If still employed by us on December 31, 2006, Mr. Donn will receive a grant of 150,000 options exercisable at fair market value. Mr. Donn  will receive an additional grant of 150,000 options on the same terms if still employed by us on December 31, 2007.

(9)

The Management Compensation Adjustment Plan reduced Mrs. McGuire’s base salary from $125,000 to $75,000 for a savings to UltraStrip of $50,000 annually.

(10)

The Management Compensation Adjustment Plan reduced Mr. Johnson’s base salary from $250,000 to $125,000 for a savings to UltraStrip of $125,000 annually.

(11)

The Management Compensation Adjustment Plan reduced Mr. Odwazny’s base salary from $165,000 to $100,000 for a savings to UltraStrip of $65,000 annually.

(12)

Mr. Von Essen is President of a corporation which supplies his services under a Consulting Agreement with UltraStrip and Ecosphere Technologies, Inc. The corporation is entitled to cash commissions from revenue collected from parties introduced to UltraStrip by the corporation or by Joe Allbaugh, a director of UltraStrip. Additionally, the corporation may receive options upon UltraStrip meeting certain sales targets from introductions made by the corporation. The corporation is entitled to additional cash and options if it introduces UltraStrip to a third party which engages in an extraordinary transaction with UltraStrip including sales of assets outside of the ordinary course of business and mergers.

Executive	Annual Cash Bonus	Annual Equity Bonus	Termination without Cause	Non-Compete
Dennis McGuire	$30,000 in 2005 and thereafter 2.5% of net pretax income up to 50% of base salary	See “Option Incentive” Above	Salary due for remainder of term	Two years following separation from service
James C Rushing III	Performance based up to 50% of base salary	Up to 75,000 options per year based upon performance.	Six months of base salary.	Two years following separation from service
Michael R. Donn, Sr.	Discretionary up to 25% of base salary	Up to 150,000 options per year based upon performance.	Six months of base salary for each year of service.	Two years following separation from service
Jacqueline K. McGuire	Performance based up to 30% of base salary	Up to 40,000 options per year based upon performance.	Two months of base salary for each year of service.	Two years following separation from service
Stephen R. Johnson	Discretionary up to 1% of the Company’s gross revenue	100,000 options per year if certain financial milestones are met.	The lesser of one year’s base salary or the salary due for the remainder of the term.	Two years following separation from service
John P. Odwazny	Performance based up to 40% of base salary	Up to 60,000 options per year based upon performance.	Two months of base salary for each year of service.	Two years following separation from service

Option/SAR Grants During 2005

Our 2003 Stock Option Plan for Outside Directors and Advisory Board Members (the “2003 Plan”) provided for automatic grants to non-employee directors and advisory board members. In addition, we granted discretionary options outside the 2003 Plan and under the 2003 Equity Incentive Plan to directors, our former chairman and officers, In 2005, we granted 1,000,000 options each to Vice Admiral George R. Sterner, our Chairman of the Board, and Mr. Joe M. Allbaugh, a director,  in connection with agreements we entered into with them. The options were granted to Mr. Allbaugh prior to the time he was appointed to our Board of Directors. Of the options, 500,000 each were fully vested and the remaining 500,000 vest one year from the effective date of their respective agreements if the applicable agreements have not been terminated. Also, we granted Mr. Dennis McGuire, our President and Chief Executive Officer, 3,000,000 non-plan options, for which as a result of changes in accounting principles, our Board of Directors later accelerated vesting. The table below contains the automatic and discretionary option grants described above and other 2005 grants to our executive officers and directors.

Name	Number of Options	Percent of Total Options Granted to Employees in Fiscal year	Exercise Price per Share	Expiration Date
James C. Rushing III	100,000	1.9%	$1.00	March 1, 2015
James C. Rushing III	300,000	5.6%	$1.10	March 1, 2015
James C. Rushing III	750,000	14.0%	$1.00	August 2, 2015
Dennis McGuire	3,000,000	1.9%	$1.00	November 8, 2015
Michael R. Donn, Sr.	500,000	1.9%	$1.00	November 30, 2010
Michael R. Donn, Sr.	200,000	5.6%	$1.10	December 31, 2014
John P. Odwazny	300,000	1.9%	$1.10	December 31, 2014
Jacqueline McGuire	100,000	1.9%	$1.10	December 31, 2014

Related Party Transactions

During this year and the last two fiscal years, UltraStrip has engaged in certain transactions with directors, executive officers and significant shareholders, in which the amount involved exceeds $60,000 (except for employment relationships), as follows:

For some time, we have not paid our officers their full salaries. Under the 2006 Management Compensation Adjustment Plan, the following persons waived the sums listed which they had not received in 2006, but not the sums listed due for 2005 salary.

Name	2006 Salaries Waived	2005 Salaries Due
Dennis McGuire	$40,053.76	$25,000.00
James C. Rushing III	$ 5,577.96	—
Michael R. Donn, Sr.	$ 4,806.45	—
Jacqueline K. McGuire	$ 4,005.38	—
Stephen R. Johnson	$10,013.44	$ 6,115.59
John P. Odwazny	$ 6,008.06	—

On November 5, 2004, Mr. Dennis McGuire and his wife, Mrs. Jacqueline K. McGuire, exchanged $898,044 they had previously loaned to us, together with $101,956 in interest earned on those loans, for a $1,000,000 convertible note and warrants to purchase 1,000,000 shares of common stock at $1.00 and another 1,000,000 shares at $1.25 per share in our private offering. Mr. and Mrs. McGuire simultaneously converted that note into 1,000,000 shares of common stock.

Vice-Admiral George R. Sterner, Chairman of the Board of Directors, lent us $240,000 in 2003 in exchange for a $240,000 notes. He has extended the due date of the note a number of times and it is currently due on September 30, 2006. Vice-Admiral George R. Sterner entered into a Representation Agreement with us in November 2005. Vice-Admiral Sterner is a Naval Retired Vice Admiral. In addition to the 1,000,000 options we issued Vice-Admiral Sterner, if Vice-Admiral Sterner arranges any introductions which result in our receiving financing or selling assets not in the ordinary course of business, we have agreed to pay him additional fees consisting of cash and options. Vice-Admiral Sterner introduced us to BAE and will receive compensation from the revenues we generate through our BAE agreement. We owe Vice-Admiral Sterner approximately $39,000 in commissions for 2003 and 2004 arising from a prior Consulting Agreement which expired in 2003.

Mr. Joe M. Allbaugh is a principal of The Allbaugh Company. We have an agreement with The Allbaugh Company to provide us consulting services principally in the areas of government relations and relationships with prime contractors. The agreement is for a one-year term effective July 1, 2005 and is cancelable by either party on 30 days’ notice. Under the agreement, we have paid The Allbaugh Company a monthly fee of $20,000 for the first six months and will pay it $30,000 per month thereafter. Additionally, we issued it five-year options to purchase 1,000,000 shares of our common stock at fair market value of $1.00 per share. One-half of these options were immediately vested and the balance vest June 30, 2006 if our agreement is still in effect. In the event The Allbaugh Company introduces us to any customers, we agreed to pay it sales commissions on actual collected revenues consisting of cash and additional vested options exercisable at our then current fair market value. The Allbaugh Company introduced us to Pierce and will receive compensation from revenue derived from Pierce. Mr. Joe Allbaugh became a director of UltraStrip in October 2005.

On April 29, 2005, we purchased a total of 733,334 shares of our common stock at $1.00 per share from Mr. Jean-Michel Cousteau and two other shareholders affiliated with Mr. Cousteau. We issued these three shareholders notes due December 31, 2005, which notes were payable with a portion of the proceeds from revenues from the sale of our water filtration systems and our private placement offering. Mr. Cousteau resigned as a member of our Board of Directors effective April 29, 2005 and joined our Board of Advisors on the same date. Effective in September 2005, the transaction was reversed with no payments of principal or interest paid by us.

In addition to Mrs. Jacqueline McGuire and Mr. Michael R. Donn, Sr., Ecosphere Technologies’ President and a director of UltraStrip, being the wife and brother-in-law of Mr. Dennis McGuire, our Chief Executive Officer, three members of their families are employed by UltraStrip. Except for Mr. and Mrs. McGuire and Mr. Donn, none of these family members receive $60,000 or more per year in compensation. UltraStrip believes that based upon the services it receives from these related parties, the compensation is fair to UltraStrip.

In December 2005, we accelerated the vesting of options held by certain executive officers. Our Board of Directors decided not to accelerate the vesting of its own options because of concerns about shareholder perception. The options vested were:

Executive	Number
Dennis McGuire	3,000,000
Michael R. Donn, Sr.	33,334
John Odwazny	100,001
Jackie McGuire	66,668

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and the other equity securities of UltraStrip. Officers, directors and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based upon the reports furnished to us, Mr. Dennis McGuire and his wife, Jacqueline McGuire, failed to timely 17 reports and Mr. Kevin O’Grady failed to timely file seven reports.

PROPOSAL 2.  AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000

The Board of Directors has adopted a resolution declaring it advisable and in the best interests of UltraStrip and its shareholders that UltraStrip’s Articles of Incorporation be amended to provide for an increase in the authorized number of shares of UltraStrip’s common stock from 100,000,000 shares to 150,000,000. Such resolution also recommends that such amendment be approved and adopted by the UltraStrip’s shareholders and directs that such proposal be submitted to UltraStrip’s shareholders at the Annual Meeting.

UltraStrip Articles of Incorporation currently authorize issuance of a maximum of 100,000,000 shares of common stock. If the Board of Directors’ proposal is approved by UltraStrip’s shareholders, the Board of Directors would have authority to issue up to 150,000,000 shares of common stock to such persons, and for such consideration as the Board of Directors may determine without further action by the shareholders except as may be required by law.

We do not currently have sufficient authorized capital. As of the record date, there were approximately __________ shares of common stock issued and outstanding and an additional approximately __________ shares reserved for issuance pursuant to UltraStrip’s two fixed stock option plans, outstanding non-plan options, warrants, and upon conversion of convertible notes and the outstanding Series A and Series B Preferred Stock. As a result, certain of UltraStrip’s officers and directors have entered into agreements with UltraStrip to forebear from exercising __________ of their options until UltraStrip’s authorized capital is increased. These forbearance agreements mean that an additional __________shares of common stock available for issuance as of the record date.

However, we need to substantially increase the number of shares of our common stock authorized for issuance under our Articles of Incorporation. We continue to experience losses from operations, and without regular revenue, we are dependent on obtaining additional debt financing and equity capital. We are currently offering $2 million of 12% convertible notes and have sold $. These notes convert at fair market value at the time of issuance. Even if all of the notes are sold, we still need additional financing to acquire inventory, market our products, provide operational support for our products, pay our debt and meet our working capital obligations.

The additional 50,000,000 shares represented by the proposed amendment may be issued for various purposes without further shareholder approval, except to the extent required by any applicable stock exchange or other similar rules. These purposes may include raising capital, providing equity incentives to employees, officers, directors or consultants, establishing strategic relationships with other companies, expanding our business or product lines through the acquisition of other businesses or products, and other corporate purposes. UltraStrip could also use the additional shares of common stock to oppose a hostile takeover attempt or delay or prevent changes of control (whether by merger, tender offer, proxy contest or assumption of control by a holder of a large block of UltraStrip’s securities) or changes in or removal of management of UltraStrip. For example, without further shareholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. If such opportunities arise in the future, significant amounts of capital stock may be issued by the UltraStrip’s Board of Directors without further authorization by UltraStrip’s shareholder. Such issuances could have a dilutive effect on the current shareholders of the Company.

UltraStrip has engaged in preliminary discussions with investment bankers concerning a private or public offering. The discussions are preliminary, but most likely would involve common stock or other securities convertible into common stock. A vote to increase the authorized capital will increase UltraStrip’s ability to issue additional capital stock. Such future issuances will likely dilute current shareholders’ ownership interests in UltraStrip.

As noted above, if our shareholders do not approve the amendment to our Articles of Incorporation to increase the authorized number of shares, we will not be able to raise further capital unless we effect a reverse split of our common stock. Under Florida law, we may do so without the consent of our shareholders. Since to raise capital we would have to effect a reverse split, shareholders should consider the fact that traditionally the market value of a company’s common stock is reduced after a reverse split is announced. The amendment to the Articles of Incorporation will become effective upon approval of more than _________ shares outstanding and the filing of the amendment to the Articles of Incorporation with the Department of State of the State of Florida. If approved by the shareholders, UltraStrip anticipates that such amendment to the Articles of Incorporation will be filed as soon as practicable. To effect the increase in the authorized shares of UltraStrip common stock, it is proposed that the first sentence of Article III of UltraStrip’s Articles of Incorporation be amended to read in its entirety as follows:

The total number of shares of common stock which the Corporation shall have authority to issue is 150,000,000 shares of common stock, $0.01 par value per share.

If Proposal 5 reincorporating UltraStrip in Delaware is passed, our authorized common stock will be 150,000,000 shares even if Proposal 2 is defeated.

The Board of Directors recommends a vote “for” this proposal.

PROPOSAL 3. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CREATE A CLASS OF PREFERRED STOCK

The Board of Directors believes that given our size, position in the marketplace and our business goals in the future, we should consider adding flexibility to our capital structure by authorizing the creation of a class of preferred stock. The Board of Directors believes that a class of preferred stock would give UltraStrip greater flexibility for bridge financing or permanent capital in the future. It also may permit us to enter into joint ventures with sophisticated parties who want an equity interest other than common stock.

The proposed amendment will create 5,000,000 authorized shares of preferred stock, $0.10 par value, containing such rights, preferences and limitations as may be determined from time to time by further resolution of the Board of Directors. This type of stock is commonly referred to as “blank check” preferred stock. We currently have the authority to issue Series A and B preferred stock, of which ________ and ________ shares respectively are outstanding. These currently outstanding shares will not be counted against the 5,000,000 shares.

The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed amendment to at the end of this section.

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by the shareholders and the terms, rights and features of which are determined by UltraStrip’s Board of Directors upon issuance. The authorization of such preferred stock would permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of UltraStrip’s amendment to the Articles of Incorporation and the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the powers, designations, preferences and relative, participating, optional or other rights, if any, qualifications, limitations or restrictions thereof, if any, including (i) dividend rights (including whether the dividends are cumulative), (ii) dividend rates, (iii) terms of redemption (including sinking fund provisions), (iv) redemption prices, (v) conversion rights and prices and (vi) liquidation preferences of the shares constituting any class or series of the preferred stock, in each case without any further action or vote by the shareholders. The Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of UltraStrip and its shareholders. The Board of Directors is seeking shareholder approval of an amendment to the Articles of Incorporation which would give the Board flexibility, without further shareholder action, to issue preferred stock on such terms and conditions as the Board of Directors deems to be in the best interests of the UltraStrip and its shareholders. UltraStrip has no immediate definitive plans to issue any shares of preferred stock. Therefore, the terms, rights and features of a preferred stock subject to this proposal cannot be stated or predicted with certainty.

It is not possible to state the effects of the proposed amendment upon the rights of holders of common stock until the Board of Directors determines the respective rights of the holders of one or more series of preferred stock. However, the issuance of shares of preferred stock pursuant to the Board of Director’s authority described above may adversely affect the rights of the holders of common stock. Specifically, the effects of such issuances of preferred stock could include (i) reduction of the amount of cash otherwise available for payment of dividends on common stock, if any, (ii) restrictions on dividends on common stock, (iii) dilution of the voting power of common stock, and (iv) restrictions on the rights of holders of common stock to share in UltraStrip’s assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated class or series of preferred stock. For example, preferred stock issued by UltraStrip may have priority over the common stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights of the common stock, and may discourage bids for the common stock or may otherwise adversely affect the market price of the common stock.

The amendment will provide UltraStrip with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. Such purposes could include, without limitation, issuance for cash as a means of obtaining private capital for use by UltraStrip, or issuance as part or all of the consideration required to be paid by UltraStrip for acquisitions of other businesses or assets. Because the Board of Directors will determine the rights, powers, designations, preferences and qualifications of any preferred stock UltraStrip may issue, without additional shareholder approval, the Board of Directors can negotiate terms on an expedited basis. Management believes that this will also help reduce costs because UltraStrip will not have to seek shareholder approval to issue the preferred shares unless UltraStrip is required to obtain shareholder approval for the transaction under applicable rules of any trading market where our common stock trades.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of UltraStrip by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of UltraStrip. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of UltraStrip by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of UltraStrip by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to shareholders generally.

While the amendment may have anti-takeover ramifications, the Board has not recommended the amendment for the purpose of adopting an anti-takeover measure and does not anticipate using it for such purpose, but instead believes that the financial flexibility offered by the amendment outweighs any disadvantages or anti-takeover ramifications. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire UltraStrip to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the shareholders’ interests.

To authorize UltraStrip to issue shares of blank check preferred stock, it is proposed that a second, third, fourth and fifth sentence be added to Article III of UltraStrip’s Articles of Incorporation to read in its entirety as follows:

“The Corporation shall also have the authority to issue 5,000,000 shares of preferred stock, $0.01 par value per share. This preferred stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.”

UltraStrip’s current authorization to issue Series A and B preferred stock is contained in the certificates of designation and those certificates will remain.

If Proposal 5 reincorporating UltraStrip in Delaware is passed, we will have the authority to issue 5,000,000 shares of blank check preferred stock even if Proposal 3 is defeated.

The Board of Directors recommends a vote “for” this proposal.

PROPOSAL 4. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE ULTRASTRIP’S NAME TO ECOSPHERE TECHNOLOGIES, INC.

We are asking shareholders to authorize a change in the name of UltraStrip to Ecosphere Technologies, Inc. This requires an amendment to our Articles of Incorporation as set forth at the end of this section. This name change was recommended by our investor relations firm because UltraStrip’s business is no longer exclusively focused on the coating removal business and because the word “strip” in UltraStrip’s name has caused problems with email spam filters.

We believe that the name change in our Articles of Incorporation is in the best interests of our company to assume a name which is not related to solely to the coating removal business and which reflects UltraStrip’s current  focus as an environmentally friendly technology incubator. To effect a name change of UltraStrip to Ecosphere Technologies, Inc., it is proposed that the first sentence of Article I of UltraStrip’s Articles of Incorporation be amended to read in its entirety as follows:

The name of the Corporation shall be Ecosphere Technologies, Inc.

If Proposal 5 reincorporating UltraStrip in Delaware is passed, our name will change even if Proposal 4 is defeated.

The Board of Directors recommends a vote “for” this proposal.

PROPOSAL 5. APPROVING THE MERGER OF ULTRASTRIP WITH AND INTO ITS WHOLLY-OWNED DELAWARE  SUBSIDIARY, ECOSPHERE TECHNOLOGIES, INC., FOR THE SOLE PURPOSE OF CHANGING THE COMPANY’S STATE OF DOMICILE

UltraStrip, a Florida corporation, proposes to reincorporate as a Delaware corporation. The reincorporation will be effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and between UltraStrip and Ecosphere Technologies, Inc., a Delaware corporation and UltraStrip’s wholly-owned subsidiary (“Ecosphere”). UltraStrip’s directors and the directors of Ecosphere unanimously approved the Merger Agreement, and subsequently UltraStrip, as the sole shareholder of Ecosphere, adopted the Merger Agreement. The Merger Agreement, the proposed Delaware certificate of incorporation (“Delaware Certificate”) and the proposed Delaware bylaws (“Delaware Bylaws”) are included as Appendices A, B and C respectively to this Proxy Statement. We currently have a Delaware subsidiary named Ecosphere Technologies, Inc. If this Proposal passes, it will change its name to Ecosphere Systems, Inc.

Principal Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing, and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under the General Corporation Law of the State of Delaware (the “DGCL”). Delaware has established progressive principles of corporate governance that UltraStrip could draw upon when making business and legal decisions. The direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, since they are the owners of the corporations, and because Delaware law is responsive to the needs of shareholders, Delaware law also directly benefits shareholders.

Many corporations choose to incorporate in Delaware or choose to reincorporate in Delaware, as UltraStrip now proposes to do, in order to take advantage of Delaware’s flexible and responsive corporate laws. UltraStrip believes that UltraStrip itself and its shareholders would benefit from the flexible corporate and legal environment provided by Delaware law, which it feels is a more appropriate environment in which to operate than currently exists in Florida. UltraStrip’s Board of Directors considered the following benefits available to Delaware corporations in deciding to propose the reincorporation:

•

the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•

the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware which uses modern computer technology;

•

the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the DGCL continues to be responsive to the change needs of business;

•

the Delaware Court of Chancery and the Delaware Supreme Court, which regularly handle complex corporate issues and are highly regarded; and

•

the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

UltraStrip believes that, as a Delaware corporation, it would be better able to attract and retain qualified directors and officers than it would be able to as a Florida corporation, in part, because Delaware law is more predictable with respect to the issue of liability of directors and officers than is Florida law. The increasing frequency of claims against directors and officers litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The time and money required to respond to and litigate such claims can be substantial. Although both Florida law and Delaware law s reduce or limit the monetary liability of directors for breaches of their fiduciary duty of care, the predictability of Delaware law, as stated above, affords officers and directors a greater degree of comfort as to their risk of liability than that afforded under Florida law. Reincorporation from Florida to Delaware may make it easier to attract future candidates willing to serve on UltraStrip’s Board of Directors, as many of these candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

No Change in Business, Management, Jobs or Physical Location

While the reincorporation will change UltraStrip’s legal domicile, it will not result in any change in headquarters, business, jobs, management or location of any of UltraStrip’s offices or facilities, number of employees, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation, which UltraStrip believes are immaterial. UltraStrip’s management, including all directors and officers, will remain the same following the reincorporation. UltraStrip’s executive officers and directors will not be entering into any new employment agreements or other comparable arrangements in connection with the reincorporation.

Ecosphere Technologies, Inc.

Ecosphere Technologies, Inc., UltraStrip’s wholly owned subsidiary, was incorporated in Delaware in June 2006, exclusively for the purpose of merging with UltraStrip to effect the reincorporation. The address and phone number of Ecosphere’s principal office are the same as UltraStrip’s current address and phone number. Before the reincorporation, Ecosphere will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation, the rights of the shareholders of Ecosphere will be governed by the DGCL and the Delaware Certificate and the Delaware Bylaws of Ecosphere.

Some Implications of the Reincorporation

The Merger Agreement provides that UltraStrip will merge with and into Ecosphere, with Ecosphere being the surviving corporation. Under the Merger Agreement, Ecosphere will assume all of UltraStrip’s assets and liabilities, including obligations under UltraStrip’s outstanding indebtedness and contracts, and UltraStrip will cease to exist as a corporate entity. UltraStrip’s existing Board of Directors and officers will become the Board of Directors and officers of Ecosphere. UltraStrip’s subsidiaries will become subsidiaries of Ecosphere.

At the effective time of the reincorporation, (i) each outstanding share of UltraStrip’s common stock, $0.001 par value automatically will be converted into one share of common stock of Ecosphere, $0.001 par value and (ii) each outstanding shares of UltraStrip’s Series A and Series B preferred stock, $0.01 par value, will be converted into one share of Series A and Series B preferred stock respectively of Ecosphere, $0.001 par value. Shareholders will not have to exchange their existing stock certificates for stock certificates of Ecosphere. Upon request, we  will issue new certificates to anyone who holds the UltraStrip’s stock certificates, provided that such holder has surrendered the certificates representing the UltraStrip’s shares in accordance with the Merger Agreement. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of any applicable taxes.

Shareholders whose shares of common stock were freely tradable before the reincorporation will own shares of Ecosphere that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of Ecosphere that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired  UltraStrip’s shares.

After the reincorporation, Ecosphere will continue to be a publicly held corporation, with its common stock trading on the Over-the-Counter Bulletin Board. While we cannot be sure of our new trading symbol, we anticipate that it will be ________. We will also file with the Securities and Exchange Commission and provide to its shareholders the same information that we have previously filed and provided.

If UltraStrip and Ecosphere effect the reincorporation, all of UltraStrip’s employee benefit plans, including stock option and other equity-based plans, would be continued by Ecosphere, and each stock option and other equity-based award issued and outstanding pursuant to these plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of Ecosphere, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. UltraStrip’s Board of Directors, however, is not proposing the reincorporation to prevent a change in control and is not aware of any present attempt by any person to acquire control of UltraStrip or to obtain representation on UltraStrip’s Board of Directors. UltraStrip’s Board of Directors has no independent plans to implement any defensive strategies to enhance the ability of the Board of Directors to negotiate with an unsolicited bidder.

With respect to implementing defensive measures, except as indicated below Delaware law is preferable to Florida law because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a Florida corporation or a Delaware corporation, UltraStrip could implement some of the same defensive measures. As a Delaware corporation, however, UltraStrip would benefit from the predictability of Delaware law on these matters. However, Florida has “control share” and “affiliated person” transaction statutes, which do not normally apply to corporations incorporated elsewhere. While these anti-takeover provisions of Florida law can be very effective, we do not believe they are barriers to reincorporating in Delaware.

Vote Required For the Reincorporation Proposal

The Merger Agreement was unanimously approved by UltraStrip’s Board of Directors and the directors of Ecosphere and was adopted by UltraStrip, as the sole shareholder of Ecosphere. Approval of the reincorporation proposal, which constitutes approval of the Merger Agreement, requires the affirmative vote of the holders of a majority of the outstanding shares of UltraStrip’s common stock. A vote in favor of the reincorporation proposal is a vote to approve the Merger Agreement. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws. If UltraStrip’s shareholders approve the reincorporation, the Delaware Certificate and the Delaware Bylaws in effect immediately before the effective date of the reincorporation would become the certificate of incorporation and bylaws of Ecosphere.

Comparison of Shareholder Rights Before and After the Reincorporation

The voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our Articles of Incorporation, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. However, there are some material differences between the Florida Business Corporation Act, or “FBCA,” and the DGCL which are summarized in the chart below. This chart does not address each difference between Florida law and Delaware law, but focuses on those differences which UltraStrip believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Delaware law.

Florida	Delaware
Standard of Conduct for Directors

Under the FBCA, directors also have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director, unlike Delaware, may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to duties of care, loyalty and good faith. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of care, loyalty and good faith, their decisions generally are presumed to be valid under the business judgment rule.

Sequestration of Shares
The FBCA has no comparable provision.

The DGCL provides that the shares of any person in a Delaware corporation may be attached or “sequestered” for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of Ecosphere’s shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court.

Dividends and Other Distributions

Under the FBCA, a company may make a distribution, unless after giving effect to the distribution:

•

the company would not be able to pay its debts as they come due in the usual course of business; or

•

the company’s assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution

Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Florida	Delaware
Meeting of Shareholders

As permitted under the FBCA, a special meeting of shareholders may be called by (i) the Board of Directors or (ii) by the person designated in the written request of the holders of not less than 10% of all shares of the corporation entitled to vote at the meeting or (iii) the person(s) authorized to do so in the articles of incorporation or bylaws.

As permitted under the DGCL, a special meeting of shareholders may be called by the (i) Board of Directors or (ii) person(s) authorized by the certificate of incorporation or bylaws.
Limitation of Liability

The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure:

•

constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

•

constitutes a transaction from which the director derived an improper personal benefit;

•

results in an unlawful distribution;

•

in the case of a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct; or

•

in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

The DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for beach of fiduciary duty as a director, except that such provision may not limit the liability of a director for:

•

any breach of the director’s duty of loyalty to the corporation or its shareholders;

•

acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•

liability under the DGCL for unlawful payment of dividends or stock purchases or redemptions, or

•

any transaction from which the director derived an improper personal benefit.

The Delaware Certificate contains a provision limiting the liability of its directors in this manner.

UltraStrip’s Board of Directors believes that by limiting a directors’ liability as permitted under the DGCL, it will be able to attract and retain qualified directors. The Delaware Certificate limits the liability of Ecosphere’s directors to the fullest extent permitted by the DGCL. Ecosphere’s directors will not be liable for monetary damages for acts or omissions occurring on or after the effective date of the reincorporation, even if they should fail, through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the effective date of the reincorporation. The DGCL does not permit elimination or limitation of the liability of directors for breaches of their duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate would not affect the availability of equitable remedies,

Florida	Delaware
Limitation of Liability (continued)

such as an action to enjoin or rescind a transaction involving a breach of a director’s duty of care. In addition, the Delaware Certificate would not affect a director’s liability to third parties or under the federal securities laws.

UltraStrip’s Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter shareholders from instituting litigation against directors for breach of their duty of care, even though such an action might benefit Ecosphere and its shareholders. However, the UltraStrip’s Board of Directors believes this concern is outweighed by the benefit to Ecosphere of retaining highly qualified directors. UltraStrip’s Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount, and scope of coverage of directors’ liability insurance, although there can be no assurance of such an effect.

While the Delaware Certificate may be viewed as limiting the rights of shareholders in some respects, UltraStrip’s Board of Directors believes, however, that these provisions will help balance the legal obligations of, and protections for, directors, and will contribute to the quality and stability of Ecosphere’s corporate governance. UltraStrip’s Board of Directors has concluded that the benefit to shareholders of improved corporate governance outweighs any possible adverse effects on shareholders.

The members of the Board of Directors may be deemed to have a personal interest in effecting the reincorporation, because, as directors of Ecosphere, they may personally benefit from the limitations on liability contained in the Delaware Certificate.

Indemnification

The Florida articles and the Florida bylaws require the Company to indemnify any and all persons whom it shall have the power to indemnify under the FBCA to the fullest extent permitted by the FBCA.

The FBCA requires a corporation to indemnify any director, officer, employee or agent of the corporation if such person has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter in the proceeding, for expenses actually and reasonably incurred by such person in connection with the proceeding or the person’s defense of the claim, issue or matter.

The Delaware Certificate, as discussed below, reflect the broad scope of indemnification under the DGCL.

The Delaware Certificate provides for indemnification of any and all of the current or former directors and officers of Ecosphere, or any person who is or was a director or officer of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the DGCL.

The Delaware Certificate provides that the current or former directors or officers of Ecosphere or any person who was or is serving at the request of Ecosphere as an

Florida	Delaware
Indemnification (continued)

Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate.

The indemnification and advancement of expenses provided under the FBCA are not exclusive, and a corporation may enter into an agreement to provide for indemnification; however, no indemnification or advancement of expenses may be made to any person if a judgment or other final adjudication establishes that the person’s actions, or omissions to act, were material to the cause of adjudicated action and constitute:

•

a violation of criminal law, unless the person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

•

a transaction from which the person derived an improper personal benefit;

•

in the case of a director, an unlawful distribution to shareholders; or

•

willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a shareholder.

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

•

the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

officer or director of another entity at the request of Ecosphere who is made or threatened to be made a party to a proceeding by virtue of his or her position shall be indemnified if the person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and in a criminal proceeding if he had no reasonable cause to believe his conduct was unlawful. Directors and officers would not be indemnified for loss, liability or expenses incurred in connection with proceedings brought against such persons other than in the capacities in which they serve Ecosphere. Any current or former employee or agent of Ecosphere or any person who was or is an employee or agent of another entity may be indemnified under the same circumstances.

The Delaware Certificate also provides that current or former directors or officers of Ecosphere or any person who was or is serving at the request of Ecosphere as an officer or director of another entity who is made or threatened to be made a party to a proceeding by or in the right of Ecosphere shall be indemnified if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Ecosphere, except no indemnification shall be made if such person is adjudged liable unless the court determines in such case that such person should be indemnified. Any current or former employee or agent or any person who was or is serving at the request of Ecosphere as an employee or agent of another entity may be indemnified under the same circumstances.

The right to indemnification includes the right to receive payment of expenses to directors or officers in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Ecosphere if it is ultimately determined that he or she was not entitled to indemnification.

The broad scope of indemnification available under Delaware law will permit Ecosphere to offer its directors and officers greater protection against the costs and risks attendant to litigation of claims against officers and directors. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Ecosphere’s ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of

Florida	Delaware
Indemnification (continued)

•

the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power; or

•

the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant. circumstances, regardless of whether such person met the required standard of conduct.

We have entered into Indemnification Agreements with our executive officers and directors providing broad indemnification and mandating advancement of expenses.

Ecosphere with regard to the best interests of Ecosphere and its shareholders.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that Ecosphere may, in the future, be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. If this Proposal passes, we intend to enter into Indemnification Agreements with our executive officers and directors providing broad indemnification and mandating advancement of expenses.

The members of the Board of Directors may be deemed to have a personal interest in the effectuation of the reincorporation, because, as directors of Ecosphere, they may personally benefit from the indemnification provisions of the Delaware Certificate.

Amendment to Articles of Incorporation

The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The Board of Directors must recommend the amendment to the shareholders, unless the Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and the shareholders with the amendment.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the Board of Directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by the DGCL.

Control-Share Acquisition Transactions

Florida has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has more than 200 shareholders, at least 100 of whom are shareholders of record and residents of Florida, and it does business in Florida or through an affiliated

Delaware does not have a control share acquisition statute, but the Florida statute may apply to us if this Proposal is approved and we reincorporate in Delaware. There is some case law from a federal court that it does, although a more recent Delaware Supreme Court case invalidated a California statute that applied to foreign corporations under the “internal affairs” doctrine. We are uncertain how a Florida court would rule if we or a shareholder sought to apply the control-share acquisition statute to us.

Florida	Delaware
Control-Share Acquisition Transactions (continued)

corporation. Florida enacted the act to deter and hinder takeovers of Florida corporations. The Florida control-share acquisition statute generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly- held Florida corporation. Control-shares are shares, which, except for the Florida statute, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges:

•

at least 20% but less than 33.33% of all voting power;

•

at least 33.33% but less than a majority of all voting power; or

•

a majority or more of all voting power.

Interested Director Transactions

The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers holds a position of office or a financial interest will not be void because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if:

•

the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a sufficient number of votes when the vote of the interested director is excluded;

•

the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize the contract or transaction; or

•

the contract or transaction is fair and reasonable to the corporation.

Florida and Delaware law are similar.

Under the DGCL, specified contracts or transactions in which one or more of a  corporation’s directors has an interest are not void or voidable solely because of such interest if such contract or transaction:

•

is ratified in good faith by the corporation’s shareholders or a majority of disinterested members of the board (even though less than a quorum) and the material facts of the contract or transaction are disclosed or known or

•

was fair to the corporation at the time it was approved.

Accordingly, it is possible that certain transactions that the Board of Directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of Ecosphere, although less than a majority of a quorum. The Board of Directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Florida	Delaware
Business Combination Statutes

Section 607.0901 of the FBCA, informally known as the “fair price statute,” provides that the approval of the holders of two-thirds of the voting shares of a corporation, other than the shares beneficially owned by an “interested shareholder,” would be required to effectuate specified transactions, including a merger, consolidation, specified sales of assets, specified sales of shares, liquidation or dissolution of the corporation and reclassification of securities involving a Florida corporation and an interested shareholder.

Section 203 of the DGCL limits specified business combinations of Delaware corporations with interested shareholders. Under the DGCL, an “interested shareholder,” defined as a shareholder whose beneficial ownership in the corporation is at least 15% of the outstanding voting securities, cannot enter specified business combinations with the corporation for a period of three years following the time that such shareholder became an interested shareholder unless:

•

before such time, the corporation’s Board of Directors approved either the business combination or the transaction in which the shareholder became an interested shareholder;

•

upon consummation of the transaction in which any person becomes an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by specified employee stock ownership plans and persons who are both directors and officers of the corporation; or

•

at or subsequent to such time, the business combination is both approved by the Board of Directors and authorized at an annual or special meeting of shareholder, not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested shareholder.

A corporation may elect in its certificate of incorporation not to be governed by Section 203 of the DGCL. The Delaware certificate does not contain this election.

Florida Affiliated Transactions Statute

Florida does not have a business combination statute like Delaware, but instead has an affiliated transactions statute. Delaware does not have an affiliated transactions statute. This Florida statute is very complex, but generally defines an “affiliated transaction” as a merger with an “interested shareholder,” a sale, lease or other disposition to the interested shareholder of assets of the corporation above a certain threshold including 5% or more of the fair market value of all of the assets of the corporation, or the issuance by the corporation of shares of its capital stock having a fair market value equal to 5% of the fair market value of all of the outstanding shares of the corporation to the interested shareholder, or any receipt by the interested shareholder of any loans, guarantees or other financial assistance. An interested shareholder is any person who is a beneficial owner of

Florida	Delaware
Florida Affiliated Transactions Statute (continued)

more than 10% of the outstanding voting shares of the corporation. Beneficial ownership is defined similarly to that defined by the SEC and referenced prior to Proposal 1 of this Proxy Statement. Generally, the Florida statute requires approval of an affiliated transaction by two-thirds of the voting shares of the corporation other than the shares beneficially owned by the interested shareholder. The statute further provides that a majority of the disinterested directors may approve an affiliated transaction. Additionally, the statute regulates the amount of cash and other assets to be received by the corporation’s holders of voting securities. Finally, among other limitations, for a specified three-year period during which the interested shareholder has been an interested shareholder, he shall not have received any loans, guarantees or other financial assistance from the corporation.

Dissenter’s Rights

Under the FBCA, shareholders may dissent from, and demand cash payment of, the fair value of their shares in the event of a number of corporate actions including but not limited to:

•

a merger or consolidation of the corporation, or

•

a sale or exchange of all or substantially all of a corporation’s assets, including a sale in dissolution.

Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

•

listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

•

not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

We do not have to provide and are not providing you with dissenters’ rights because we have more than 2,000 shareholders and a market value of at least $10 million.

Under the DGCL, appraisal rights may be available in connection with a statutory merger or consolidation in specified situations. Appraisal rights are not available under the DGCL when a corporation is to be the surviving corporation and no vote of its shareholders is required to approve the merger or consolidation.

Shareholders who perfect their appraisal rights are entitled to receive cash from the corporation equal to the value of their shares as established by judicial appraisal. Corporations may enlarge these statutory rights by including in their certificate of incorporation a provision allowing the appraisal rights in any merger or consolidation in which the corporation participates. The Delaware certificate does not contain a provision enlarging such appraisal rights.

This Proxy Statement merely summarizes certain differences between the corporation laws of Florida and Delaware, the Florida articles of incorporation, the Florida bylaws, the Delaware Certificate and the Delaware Bylaws.

Certain provisions of the DGCL may or may not apply to some companies including us. The exclusion applies to are companies which are:

•

listed on a national securities exchange or included on the Nasdaq Global  Market, or;

•

generally held of record by more than 2,000 shareholders.

These provisions are the business combination anti-takeover provision (Section 203) and appraisal rights (Section 262). Note that while Florida law provides dissenters’ rights whenever there are more than 2,000 shareholders (which includes persons whose stock is held through their brokers), Delaware refers only to record holders and excludes shareholders whose stock is held through their brokers. UltraStrip currently has more than 2,000 shareholders, but less than 2,000 record owners. Many provisions of the FBCA, the DGCL and these documents may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. The discussion contained in this Proxy Statement is not a substitute for direct reference to the FBCA, the DGCL and these documents or for professional interpretation of them.

Accounting Treatment

The reincorporation would be accounted for as a reverse merger under which, for accounting purposes, UltraStrip would be considered the acquirer and the surviving corporation, Ecosphere, would be treated as the successor to UltraStrip’s historical operations. Accordingly, UltraStrip’s historical financial statements would be treated as the financial statements of Ecosphere.

Dissenters’ (Appraisal) Rights

Appraisal rights are not available to UltraStrip’s shareholders with respect to the reincorporation proposal.

Certain Federal Income Tax Consequences of Reincorporation

UltraStrip intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of UltraStrip’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will UltraStrip or Ecosphere. Each holder will have the same basis in UltraStrip’s common stock received as a result of the reincorporation as that holder has in the corresponding common stock held at the time the reincorporation occurs.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. This Proxy Statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy does not address the tax consequences under state, local or foreign laws.

This discussion was based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. UltraStrip has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Effective Time

If the reincorporation is approved by the requisite vote of the holders of shares of UltraStrip’s common stock, it is anticipated that the reincorporation will become effective as soon as practicable after the Annual Meeting of shareholders; however, the Merger Agreement may be terminated and abandoned by action of UltraStrip’s Board of Directors at any time prior to the effective time of the reincorporation, whether before or after the approval by the shareholders, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation would not be in the best interests of the shareholders.

The Board of Directors recommends a vote “for” this proposal.

PROPOSAL 6. APPROVE THE 2006 EQUITY INCENTIVE PLAN.

In May 2006, our Board of Directors approved the proposed terms of the 2006 Equity Incentive Plan (the “2006 Plan”). It must be approved by our shareholders and is being submitted for such approval pursuant to this Proxy Statement.

The 2006 Plan is being proposed because (i) one of UltraStrip’s two current stock option plans have almost reached the maximum amount of stock and options that may be issued under those plans and (ii) under the currently existing plans UltraStrip is limited to only issuing stock options and is restricted from issuing other types of equity compensation such as restricted stock or restricted stock units.

The Statement of Financial Accounting Standards No. 123 revised (requires companies to expense stock options and other equity-based compensation arrangements starting in 2006. Previously time-vested stock options would not give rise to any expense at the time of grant or thereafter. This has created a shift in focus by companies away from traditional stock options to alternative kinds of equity compensation awards. Additionally, since restricted stock has value no matter what happens to the stock price, companies are issuing fewer shares and therefore there is less potential dilution. The compensation expense for restricted stock awards will generally be the value at the date of grant. As a result, the compensation expense will be less than for stock options. Therefore, UltraStrip is proposing the 2006 Plan in part to have greater flexibility to design its equity compensation awards to adjust for the changing accounting rules.

In the following paragraphs we provide a summary of the terms of the 2006 Plan. The following summary is qualified in its entirety by the provisions of the 2006 Plan which is available to any shareholder upon request to UltraStrip.

Award Plan Summary

Our Board of Directors believes that employees and other individuals who contribute to our success should have a stake in the enterprise as shareholders. Consistent with this belief, the award of equity interests is an important element of our compensation program.

We intend to use the 2006 Plan to (a) attract competent employees, consultants, officers, directors and director advisors, (b) aid in the retention of the services of employees, consultants, officers, directors and director advisors, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to our company’s advancement by permitting them to participate in ownership and thereby permitting them to share in increases in the value which they help produce.

The 2006 Plan is to be administered either by our Board of Directors or by our Compensation Committee. Awards granted under the 2006 Plan may be restricted stock,  restricted stock units, options and stock appreciation rights which are awarded to employees, consultants, officers, directors and director advisors, who, in the opinion of the Board or the Compensation Committee, have contributed, or are expected to contribute, materially to our success. In addition, at the discretion of the Board or Compensation Committee, incentive stock options (“ISOs”) as defined in the Internal Revenue Code of 1986 (the “Code”), may be granted to individuals who are officers or other employees and contribute to our success.

In addition to the discretionary grants, all of our directors who are not employees or 10% shareholders and all director advisors shall automatically receive a grant of restricted stock with the number of shares based upon market price at the time of grant as follows:

Qualifying Event	Restricted Stock(1)
Initial appointment as Chairman of the Board	$100,000	(2)
Initial election or appointment of outside directors	$40,000
Initial appointment of an outside director as Chairman of the following: Audit Committee, Compensation Committee and other committees at the discretion of the Compensation Committee	$10,000
Appointment and annual re-appointment of an outside director to the following: Audit Committee, Compensation Committee and other committees at the discretion of the Compensation Committee	$5,000
Initial appointment as an advisory board member	$20,000
Re-election or re-appointment as Chairman of the Board	$37,500	(2)
Re-election of an outside director to the Board (except for the Chairman)	$20,000
Re-election or re-appointment as Chairman of the following: Audit Committee, Compensation Committee and other committees at the discretion of the Compensation Committee	$3,000
Re-appointment to advisory board	$5,000

———————

(1)

The director or director advisor may at their option receive restricted stock units in lieu of restricted stock.

(2)

All awards except for the Chairman, shall vest in three installments one, two and three years following the date of each grant, subject to continued service as a director or director advisor on the applicable vesting date. Awards for serving as Chairman shall vest in two equal installments six and 12 months following the date of each grant, subject in all cases to service as Chairman or as a director on the vesting date.

The exercise price of options or stock appreciation rights granted under the 2006 Plan shall not be less than the fair market value of the underlying common stock at the time of grant. In the case of ISOs the exercise price may not be less than 100% of the fair market value of such capital stock on the date the option is granted or110% of the fair market value in the case of 10% shareholders. Options and stock appreciation rights granted under the 2006 Plan shall expire no later than five years after the date of grant. The option price may be paid in United States dollars by check or wire transfer  or, at the discretion of the Board of Directors or Compensation  Committee, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

A maximum of 10,000,000 shares will be available for grant under the 2006 Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by our Board of Directors or the Compensation Committee, in their sole discretion: provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

The aggregate number of shares with respect to which options or stock awards may be granted under the 2006 Plan, the number of shares covered by each outstanding option, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Our Board of Directors or the Compensation Committee may from time to time alter, amend, suspend, or discontinue the 2006 Plan with respect to any shares as to which awards of stock rights have not been granted. In addition, no alteration or amendment shall be effective unless approved by UltraStrip’s shareholders to the extent necessary to satisfy the requirements of Section 422 of the  Code or if required by the rules of the  national securities exchange or trading market upon which UltraStrip’s common stock trades. However no rights granted with respect to any awards under this plan before the amendment or alteration shall not be impaired by any such amendment, except with the written consent of the grantee.

Under the terms of the 2006 Plan, our Board of Directors or the Compensation Committee may also grant awards which normally, at the discretion of our Board of Directors or Compensation Committee, be subject to vesting under certain conditions. Recipients of stock awards will realize ordinary income at the time of vesting  equal to the fair market value of the shares less any amount paid in connection with the issuance (the Board of Directors or the Committee can require the payment of par value at the time of the grant). We will realize a corresponding compensation deduction. The holder will have a basis in the shares acquired equal to any amount paid on exercise plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sale proceeds minus his or her basis in the shares.

Beginning in 2005, we adopted a policy of providing for “clawback” provisions in our option agreements and intend to provide for them in our agreements under the 2006 Plan. This enables our Board of Directors to cancel stock awards and recover past profits if the person is dismissed for cause or commits certain acts which harm us.

A copy of the 2006 Plan was filed with the Securities and Exchange Commission to this Proxy Statement, but is not attached to this version being mailed to shareholders as permitted by rules of the SEC. It may be reviewed at www.sec.gov.

The Board of Directors recommends a vote “for” this proposal.

PROPOSAL 7. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

Subject to shareholder ratification, our Board of Directors has appointed Tedder, James, Worden & Associates, P.A. to serve as our independent registered public accounting firm for the year ending December 31, 2006. This firm has acted as our auditors since __________ 2003. Selection of UltraStrip’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of UltraStrip for ratification. However, UltraStrip is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board of Directors may, in its discretion, appoint different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of UltraStrip and its shareholders.

Representatives of Tedder, James, Worden & Associates, P.A. are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” this proposal.

Audit Committee Report

The Audit Committee oversees UltraStrip’s financial reporting process on behalf of the Board of Directors. The Audit Committee consists of two members of the Board of Directors only one of whom meets the independence requirements of the Nasdaq Stock Market.

On June __________, 2006, we adopted a new Audit Committee Charter replacing the previous Charter our Board of Directors. A copy of the new Charter is filed as Appendix D to this Proxy Statement.

Under our Charter, the Audit Committee is appointed to assist the Board of Directors in monitoring the following:

•

The integrity of UltraStrip’s financial statements;

•

Our independent registered public accounting firm’s qualifications and independence;

•

The performance of our independent audit function and the independent registered public accounting firm;

•

Conflicts of interest;

•

Our compliance with legal and regulatory requirements.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with UltraStrip.

The Audit Committee has:

•

fulfilled its oversight responsibilities by reviewing and discussing the audited financial statements in the annual report on Form 10-KSB with management;

•

met privately with the independent registered public accounting firm and discussed matters required to be discussed by Statement on Auditing Standards No. 61 with them, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of UltraStrip’s accounting principles, and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards;

•

discussed with them their independence from management and UltraStrip. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, which is required by the Independence Standards Board Standard No. 1, and considered whether the provision of non-audit services was consistent with maintaining this firm’s independence; and

•

in reliance on the reviews and discussions with management and the auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-KSB for the year ended December 31, 2005 for filing with the SEC.

This report is submitted on behalf of the Audit Committee.

Barry I. Hechtman, CPA, Chairman

George R. Sterner

The above Audit Committee report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that UltraStrip files with the SEC.

Principal Accountant Fees and Services

Audit Fees

We were billed $__________ for the fiscal year ended December 31, 2005, and $131,182 for the fiscal year ended December 31, 2004, for professional services rendered by our independent registered public accounting firm for the audit of the our annual financial statements, the review of our quarterly financial statements, and other services performed in connection with our statutory and regulatory filings.

Audit Related Fees

There were no audit related fees for the fiscal years ended December 31, 2004 and 2003. Audit related fees include fees for assurance and related services rendered by our independent registered public accounting firm related to the audit or review of our financial statements, not included in the foregoing paragraph.

Tax Fees

There were tax fees of $___________ and $7,735 for the fiscal years ended December 31, 2005 and 2004, respectively. Tax fees include fees for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning.

All Other Fees

There were no other professional services rendered by our independent registered public accounting firm during the last two fiscal years that were not included in the above paragraphs.

Our Board of Directors reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service fees and its appointment of Tedder, James & Worden, P.A. as our independent registered public accounting firm, the Board of Directors considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Tedder, James & Worden, P.A. in 2005 were approved by the Board of Directors.

We have not adopted audit committee pre-approval policies and procedures.

PROPOSAL  8. OTHER MATTERS

UltraStrip has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, UltraStrip will cancel the proxy.

Shareholders’ Proposals

Any shareholder of UltraStrip who wishes to present a proposal to be considered at the 2006 Annual Meeting of the shareholders of UltraStrip and who wishes to have such proposal presented in UltraStrip’s Proxy Statement for such meeting, must deliver such proposal in writing to UltraStrip no later than February 1, 2006.

By the Order of the Board of Directors

/s/ GEORGE R. STERNER
George R. Sterner,
Chairman

Stuart, Florida

June __, 2006

APPENDIX A

AGREEMENT OF MERGER AND

PLAN OF MERGER AND REORGANIZATION

THIS AGREEMENT OF MERGER AND PLAN OF MERGER AND REORGANIZATION entered into as of the  day of August, 2006, by and between ULTRASTRIP SYSTEMS, INC., a Florida corporation (“UltraStrip”), and ECOSPHERE TECHNOLOGIES, INC., a Delaware corporation (“Ecosphere”).

WHEREAS, the Board of Directors of UltraStrip and Ecosphere have resolved that Ecosphere be merged, pursuant to the Florida Business Corporation Act (“FBCA”) and Delaware General Corporation Law (“DGCL”), into a single corporation existing under the laws of the State of Delaware, to wit, Ecosphere, which shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the “Surviving Corporation”);

NOW, THEREFORE, in consideration of the covenants and agreements herein made, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1.

Merger. UltraStrip shall be, at the Effective Date (as hereinafter defined), merged (hereinafter called “Merger”) into Ecosphere, which shall be the Surviving Corporation, and the parties hereto adopt and agree to the following agreements, terms, and conditions relating to the Merger and the mode of carrying the same into effect.

2.

Filings; Effects of Merger.

2.1

Approval by Shareholders of UltraStrip. This Agreement has been approved by the shareholders of UltraStrip in the manner provided by the applicable laws of the State of Florida.

2.2

Filing of Articles of Merger; Effective Date. If (a) this Agreement is adopted by the Shareholders of UltraStrip, and (b) this Agreement is not thereafter, and has not theretofore been, terminated or abandoned as permitted by the provisions hereof, then duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the State of Florida and the State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Merger shall become effective on the date on which the Merger becomes effective under the laws of Florida or the date on which the merger becomes effective under the laws of Delaware, whichever occurs later, which date is herein referred to as the “Effective Date.”

2.3

Certain Effects of Merger. On the Effective Date, the separate existence of UltraStrip shall cease, and UltraStrip shall be merged into Ecosphere which, as the Surviving Corporation, shall possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities, duties and liabilities of UltraStrip; and all and singular, the rights, privileges, powers, and franchises of UltraStrip, and all property, real, personal, and mixed, and all debts due to UltraStrip on whatever account, as well as stock subscriptions, liens  and all other things in action or belonging to UltraStrip, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of UltraStrip, and the title to any real estate vested by deed or otherwise, under the laws of Florida or any other jurisdiction, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of UltraStrip shall be preserved, unimpaired, and all debts, liabilities, and duties of UltraStrip shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of UltraStrip or the corresponding officers of the Surviving Corporation, may, in the name of UltraStrip execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, or confirm in the Surviving Corporation title to and possession of all UltraStrip’s property, rights, privileges, powers, franchises, immunities, and interests and otherwise to carry out the purposes of this Agreement.

3.

Name of Surviving Corporation; Certificate of Incorporation; Bylaws; Directors; Officers

3.1

Name of Surviving Corporation. The name of the Surviving Corporation from and after the Effective Date shall be Ecosphere Technologies, Inc.

3.2

Certificate of Incorporation. The Certificate of Incorporation of Ecosphere in effect on the date hereof shall from and after the Effective Date be, and continue to be, the Certificate of Incorporation of the Surviving Corporation until changed or amended as provided by law.

3.3

Bylaws. The Bylaws of Ecosphere, as in effect immediately before the Effective Date, shall from and after the Effective Date be, and continue to be, the Bylaws of the Surviving Corporation until amended as provided therein.

3.4

Directors and Officers. At the Effective Date of the Merger, the members of the board of directors, the board committees and advisory board, and the officers of UltraStrip in office at the Effective Date of the Merger shall become the members of the board of directors, board committees and advisory board and the officers, respectively, of the Surviving  Corporation, each of such directors, committee members and advisory board members and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

4.

Status and Conversion of Securities. The manner and basis of converting the shares of the capital stock of UltraStrip and the nature and amount of securities of Ecosphere which the holders of shares of UltraStrip common stock are to receive in exchange for such shares are as follows:

4.1

UltraStrip Common Stock. Each one share of UltraStrip common stock which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one fully paid share of Ecosphere common stock, and outstanding certificates representing shares of UltraStrip common stock shall thereafter represent shares of Ecosphere common stock. Such certificates may, but need not be, exchanged by the holders thereof after the merger becomes effective for new certificates for the appropriate number of shares bearing the name of the Surviving Corporation.

4.2

UltraStrip Series A Preferred Stock. Each one share of UltraStrip Series A Preferred Stock which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one fully paid share of Ecosphere Series A Preferred Stock and outstanding certificates representing shares of UltraStrip Series A Preferred Stock shall thereafter represent shares of Ecosphere Series A Preferred Stock. Such certificates may, but need not be, exchanged by the holders thereof after the Merger becomes effective for new certificates for the appropriate number of shares bearing the name of the Surviving Corporation.

4.3

UltraStrip Series B Preferred Stock. Each one share of UltraStrip Series B Preferred Stock which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one fully paid share of Ecosphere Series B Preferred Stock and outstanding certificates representing shares of UltraStrip Series B Preferred Stock shall thereafter represent shares of Ecosphere Series B Preferred Stock. Such certificates may, but need not be, exchanged by the holders thereof after the Merger becomes effective for new certificates for the appropriate number of shares bearing the name of the Surviving Corporation.

4.4

Options. Each option to acquire shares of the UltraStrip’s common stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s common stock, which is equal to the number of shares of the UltraStrip’s common stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

4.5

Other Rights. Any other right, including warrants, by contract or otherwise, to acquire shares of the UltraStrip’s common stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s common stock which is equal to the number of shares of the UltraStrip’s common stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

5.

Abandonment of Merger. At any time before the Effective Date of the Merger (whether it is before or after filing the Articles of Merger), this Agreement of Merger and Plan of Merger and Reorganization may be terminated and the Merger abandoned by the shareholders of UltraStrip.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the date first above written.

ULTRASTRIP SYSTEMS, INC., a Florida corporation
By:
Dennis McGuire, President and Chief Executive Officer

ECOSPHERE TECHNOLOGIES, INC., a Delaware corporation
By:
Michael R. Donn, Sr., President and Chief Executive Officer

APPENDIX B

CERTIFICATE OF INCORPORATION

of

ECOSPHERE TECHNOLOGIES, INC.

1.

The name of the corporation is Ecosphere Technologies, Inc. (the “Company”).

2.

The address of its registered office in the State of Delaware, County of New Castle, is 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is CT Corporation System.

3.

The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

4.

The Company shall have authority to issue:

(i) 150,000,000 shares of common stock, par value of $0.01 per share;

(ii) 5,000,000 shares of preferred stock, par value $0.10 per share with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law;

(iii) ______ shares of Series A Preferred Stock, par value $.01 per share, with the following rights and preferences:

PREFERENCE IN LIQUIDATION. The Series A Preferred Stock shall rank senior with respect to liquidation preference over the Corporation’s common stock. Accordingly, in the event of the Corporation’s voluntary or involuntary liquidation, before any distribution of assets shall be made to the holders of the Corporation’s common stock, the holders of the Series A Preferred Stock shall be entitled to receive out of the Corporation’s assets available for distribution to shareholders twenty five thousand dollars ($25,000) per share, plus all accrued unpaid dividends, if any. If, in the event of such liquidation, the Corporation’s assets available for distribution to its shareholders shall be insufficient to permit full payment to the holders of the Series A Preferred Stock of the amounts to which they are entitled pursuant to the previous sentence, then such assets shall be distributed ratably among such holders in proportion to the respective amounts to which they are entitled pursuant to the previous sentence. A merger or consolidation of the Corporation with or into any other entity or a sale of all or substantially all of the assets of the Corporation shall not be treated as a liquidation, dissolution or winding up of the Corporation.

REDEMPTION.

(a) By the Corporation. The Corporation shall have the right to redeem all or any part of the Series A Preferred Stock at any time at a redemption price equal to twenty seven thousand five hundred dollars ($27,500) per share, plus accrued unpaid dividends, if any, to the redemption date.

(b) By the Holders. Any holder of Series A Preferred Stock may cause the Corporation to redeem the shares of Series A Preferred Stock held by such holder, in whole or in part, in the event of a change in control of the Corporation. The redemption price shall be twenty five thousand dollars ($25,000) per share plus accrued unpaid dividends, if any, to the redemption date. A change in control means a transfer of greater than fifty percent (50%) of the shares of common stock of the Corporation.

DIVIDENDS. The holders of Series A Preferred Stock shall be entitled to dividends of three thousand seven hundred fifty dollars ($3,750) per share per year out of funds legally available thereof or prior and in preference to payment of any dividend (other than dividends payable solely in common stock of the Corporation) with respect to the Corporation’s common stock. No dividend or distribution shall be declared or paid on any shares of the Corporation’s common or preferred stock (other than dividends payable solely in common stock of the Corporation) unless the preferred dividends described above have first been paid. The right to dividends on shares of Series A Preferred Stock shall be cumulative. Dividends shall be paid on or before the twentieth (20th) day after the end of each fiscal year.

VOTING. Except as may be otherwise provided by law, the Series A Preferred Stock shall not have voting rights.

CONVERSION. The Series A Preferred Stock may, at the option of the holders thereof, be converted, in whole, as hereinafter provided, at any time at the option of the holders into shares of the Corporation’s common stock. The shares of common stock into which the Series A Preferred Stock may be converted shall be referred to as “Conversion Shares”.

Each share of Series A Preferred Stock shall be convertible into six thousand (6,000) Conversion Shares.

Holders of Series A Preferred Stock may exercise conversion rights by delivery to the Corporation of (i) the certificate or certificates for the shares of Series A Preferred Stock to be converted, duly endorsed in blank, and (ii) a written notice stating that they elect to convert shares and stating the name or names (with addresses) in which the certificate or certificates for shares of common stock are to be issued (the “Conversion Notice”). Conversion of a share of Series A Preferred Stock shall be deemed to have been effected immediately prior to the close of business on the date of the Conversion Notice, and the Corporation shall take all action necessary to cause the holders of Series A Preferred Stock to become, as of the close of business on that date, the holders of record of Conversion Shares. The issuance of securities upon the conversion of shares of Series A Preferred Stock shall be made without charge to the holders thereof.

As promptly as practicable and in no event more than five (5) days after the date on which the Conversion Notice shall have been delivered as aforesaid, the Corporation, at its expense, shall deliver to the holders of Series A Preferred Stock, at the address set forth in the Conversion Notice, duly executed stock certificates for the Conversion Shares so acquired, in such denominations (not to exceed the aggregate number of shares so acquired) as the holders thereof request, each registered in the name of the holders thereof, as designated by the holders thereof.

The Corporation covenants and agrees that all Conversion Shares which may be issued upon the exercise of the rights represented by each share of Series A Preferred Stock will, upon issuance, be validly issued and outstanding, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Corporation covenants and agrees that it will at all times have authorized and reserved a sufficient number of shares of its common stock to provide for the exercise of the rights represented by each share of Series A Preferred Stock.

Any taxes or charges imposed as a result of the issuance of Common Stock in exchange for shares of Series A Preferred Stock in a name other than that of the registered holder of such share of Series A Preferred Stock shall be paid by such holder; all other taxes or charges so imposed shall be paid by the Corporation.

(iv) ______ shares of Series B Preferred Stock, par value $.01 per share, with the following rights and preferences:

PREFERENCE IN LIQUIDATION. The Series B Preferred Stock shall rank senior with respect to liquidation preference over the Corporation’s common stock but junior to its Series A Preferred Stock. Accordingly, in the event of the Corporation’s voluntary or involuntary liquidation, before any distribution of assets shall be made to the holders of the Corporation’s common stock, the holders of the Series B Preferred Stock shall be entitled to receive out of the Corporation’s assets available for distribution to shareholders twenty five hundred dollars ($2,500) per share, plus all accrued unpaid dividends, if any. If, in the event of such liquidation, the Corporation’s assets available for distribution to its shareholders shall be insufficient to permit full payment to the holders of the Series B Preferred Stock of the amounts to which they are entitled pursuant to the previous sentence, then such assets shall be distributed ratably among such holders in proportion to the respective amounts to which they are entitled pursuant to the previous sentence. A merger or consolidation of the Corporation with or into any other entity or a sale of all or substantially all of the assets of the Corporation shall not be treated as a liquidation, dissolution or winding up of the Corporation.

REDEMPTION.

(a) By the corporation. The Corporation shall have the right to redeem all or any part of the Series B Preferred Stock at any time at a redemption price equal to three thousand dollars ($3,000) per share, plus accrued unpaid dividends, if any, to the redemption date.

(b) By the Holders. Any holder of Series B Preferred Stock may cause the Corporation to redeem the shares of Series B Preferred Stock held by such holder, in whole or in part, in the event of a change in control of the Corporation. The redemption price shall be twenty five hundred dollars ($2,500) per share plus accrued unpaid dividends, if any, to the redemption date. A change in control means a transfer of greater than fifty percent (50%) of the shares of common stock of the Corporation.

DIVIDENDS. The holders of Series B Preferred Stock shall be entitled to dividends of two hundred fifty dollars ($250) per share per year out of funds legally available therefor prior and in preference to payment of any dividend (other than dividends payable solely in common stock of the Corporation) with respect to the common stock but only after payment of dividends on the Series A Preferred Stock. No dividend or distribution shall be declared or paid on any shares of the Corporation’s common stock (other than dividends payable solely in common stock of the Corporation) unless the preferred dividends described above have first been paid. The right to dividends on shares of Series B Preferred Stock shall be cumulative. Dividends shall be paid on or before the twentieth (20th) day after the end of each fiscal year.

VOTING. Except as may be otherwise provided by law, the Series B Preferred Stock shall not have voting rights.

CONVERSION. The Series B Preferred Stock may, at the option of each holder thereof, be converted, in whole, as hereinafter provided, at any time at the option of each holder into shares of the Corporation’s common stock. The shares of common stock into which the Series A Preferred Stock may be converted shall be referred to as “Conversion Shares”.

Each share of Series B Preferred Stock shall be convertible into eight hundred thirty five (835) Conversion Shares.

Holders of Series B Preferred Stock may exercise conversion rights by delivery to the Corporation of (i) the certificate or certificates for the shares of Series B Preferred Stock to be converted, duly endorsed in blank, and (ii) a written notice stating that they elect to convert shares and stating the name or names (with addresses) in which the certificate or certificates for shares of common stock are to be issued (the “Conversion Notice”). Conversion of a share of Series B Preferred Stock shall be deemed to have been effected immediately prior to the close of business on the date of the Conversion Notice, and the Corporation shall take all action necessary to cause the holders of Series B Preferred Stock to become, as of the close of business on that date, the holders of record of Conversion Shares. The issuance of securities upon the conversion of shares of Series B Preferred Stock shall be made without charge to the holders thereof.

As promptly as practicable and in no event more than five (5) days after the date on which the Conversion Notice shall have been delivered as aforesaid, the Corporation, at its expense, shall deliver to the holders of Series B Preferred Stock, at the address set forth in the Conversion Notice, duly executed stock certificates for the Conversion Shares so acquired, in such denominations (not to exceed the aggregate number of shares so acquired) as the holders thereof request, each registered in the name of the holders thereof, as designated by the holders thereof.

The Corporation covenants and agrees that all Conversion Shares which may be issued upon the exercise of the rights represented by each share of Series B Preferred Stock will, upon issuance, be validly issued and outstanding, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Corporation covenants and agrees that it will at all times have authorized and reserved a sufficient number of shares of its common stock to provide for the exercise of the rights represented by each share of Series P Preferred Stock.

Any taxes or charges imposed as a result of the issuance of common stock in exchange for shares of Series B Preferred Stock in a name other than that of the registered holder of such shares of Series B Preferred Stock shall be paid by such holder; all other taxes or charges so imposed shall be paid by the Corporation.

5.

The name and mailing address of the incorporator is as follows:

Michael D. Harris

1555 Palm Beach Lakes Blvd.

Suite 310

West Palm Beach, FL 33401

6.

The name and mailing address of each person who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

Name	Mailing Address
James C. Rushing III	3515 S.E. Lionel Terrace Stuart, Florida 34997

7.

The Company is to have perpetual existence. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, amend, alter or repeal the bylaws of the Company.

8.

Elections of directors need not be by written ballot unless the bylaws of the Company shall so provide.

Meetings of stockholders may be held within or without the State of Delaware as the bylaws may provide. The books of the Company may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Company.

9.

The Company reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

10.

No director of this Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Nothing in this paragraph shall serve to eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to this Company or its stockholders, (b) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

11.

(a)

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding (except as provided in Section 11 (f)) whether civil, criminal or administrative, (a “Proceeding”), or is contacted by any governmental or regulatory body in connection with any investigation or inquiry (an “Investigation”), by reason of the fact that he or she is or was a director or executive officer (as such term is utilized pursuant to interpretations under Section 16 of the Securities Exchange Act of 1934) of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (an “Indemnitee”), whether the basis of such Proceeding or Investigation is alleged action in an official capacity or in any other capacity as set forth above shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that an Advancement of Expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (an “Undertaking”).

(b)

If a claim under paragraph (a) of this Section is not paid in full by the Company within 60 days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In

(i)

any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and

(ii)

any suit by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Company shall be entitled to recover such expenses upon a final adjudication that,

the Indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Company (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its board of directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right hereunder, or by the Company to recover an Advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Section or otherwise shall be on the Company.

(c)

The rights to indemnification and to the Advancement of Expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(d)

The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

(e)

The Company may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the Advancement of Expenses, to any employee or agent of the Company to the fullest extent of the provisions of this Section with respect to the indemnification and Advancement of Expenses of directors, and executive officers of the Company.

(f)

Notwithstanding the indemnification provided for by this Section 11, the Company’s bylaws, or any written agreement, such indemnity shall not include any expenses incurred by such Indemnitees relating to or arising from any Proceeding in which the Company asserts a direct claim (as opposed to a stockholders’ derivative action) against the Indemnitees whether such claim by the Company is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise.

I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this  day of June, 2006.

Michael D. Harris, Incorporator

APPENDIX C

BYLAWS

OF

ECOSPHERE TECHNOLOGIES, INC.

Article I. Meeting of Stockholders

Section 1. Annual Meeting. The annual meeting of the stockholders of this Corporation shall be held at the time and place designated by the Board of Directors of the Corporation. Business transacted at the annual meeting shall include the election of directors of the Corporation.

Section 2. Special Meetings. Special meetings of the stockholders shall be held when directed by (i) the Board of Directors, or (ii) when requested in writing by the holders of not less than 20 percent of all the shares entitled to vote at the meeting.

Section 3. Place. Meetings of stockholders may be held within or without the State of Florida.

Section 4. Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, by or at the direction of the president and chief executive officer, the secretary, or the officer or persons calling the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage there on prepaid. The provisions of Section 229 of the Delaware General Corporation Law (the “DGCL”) as to waiver of notice are applicable.

Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be given as provided in this section to each stockholder of record on the new record date entitled to vote at such meeting.

Section 6. Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other purpose, the Board of Directors may fix an advance date as the record date for the determination of stockholders, such date in any case to be not more than 60 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of stockholders is to be taken.

In no event may a record date fixed by the Board of Directors be a date preceding the date upon which the resolution fixing the record date was adopted nor be more than 10 days after the date upon which the resolution fixing the record date is adopted.

If no record date is fixed for the determination of stockholders entitled to notice or to vote at a meeting of stockholders or stockholders entitled to receive payment of a dividend, and no prior action by the Board of Directors is required under Delaware General Corporation Law, the record date shall be the first date on which a signed written consent setting forth the action to be taken or proposed to be taken is delivered to the corporation.

If no record date is fixed for the determination of stockholders entitled to notice or to vote at a meeting of stockholders or stockholders entitled to receive payment of a dividend, and prior action by the Board of Directors is required under Delaware General Corporation Law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 7. Stockholder Quorum and Voting. A majority of the outstanding shares of each class or series of voting stock then entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. When a specified item of business is required to be voted on by a class or series of stock, a majority of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

If a quorum is present, the affirmative vote of the majority of those shares present at the meeting in person or by proxy of each class or series of voting stock and entitled to vote on the subject matter shall be the act of the stockholders unless otherwise provided however that the directors of the Corporation shall be elected by a plurality of such shares.

After a quorum has been established at a stockholders’ meeting, the subsequent withdrawal of stockholders, so as to reduce the number of stockholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 8. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

Treasury shares, shares of stock of this Corporation owned by another corporation, the majority of the voting stock of which is owned or controlled by this Corporation, and shares of stock of this Corporation, held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

A stockholder may vote either in person or by proxy executed in writing by the stockholder or his duly authorized attorney-in-fact.

At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate stockholder; or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate stockholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate stockholder. In the absence of any such designation, or in case of conflicting designation by the corporate stockholder, the chairman of the board, the president and chief executive officer, any vice president, secretary and treasurer of the corporate stockholder shall be presumed to possess, in that order, authority to vote such shares.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

Section 9. Proxies. Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting of a stockholders’ duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the stockholder or his attorney in-fact. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of stockholders.

If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 10. Action by Stockholders without a Meeting. Any action required by law, these bylaws, or the certificate of incorporation of this Corporation to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

Promptly after obtaining such authorization by written consent, notice shall be given to those stockholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action, and, if the action be a merger or consolidation for which appraisal rights are provided under the DGCL, be given in accordance with Section 262(d)(2) of the Act, as amended.

Section 11. Advance Notice of Stockholder Nominees and Stockholder Business.To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be:

(a)

specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,

(b)

otherwise properly brought before the meeting by or at the direction of the Board of Directors, or

(c)

otherwise properly brought before the meeting by a stockholder.

For such other nominations or other business to be considered properly brought before the meeting by a stockholder, such stockholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such stockholder’s notice must be delivered to or mailed and received by the secretary of the Corporation not less than 90 days prior to the meeting; provided, however, that in the event that less than 100 days notice of prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder’s notice to the secretary shall set forth:

(i)

the name and address of the stockholder who intends to make the nominations, propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

(ii)

a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduced the business specified in the notice;

(iii)

if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(iv)

such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

(v)

if applicable, the consent of each nominee to serve as director of the Corporation if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

Article II. Directors

Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

Section 2. Qualification. Directors need not be residents of this state or stockholders of this Corporation.

Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

Section 4. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

(a)

one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented,

(b)

counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person’s professional or expert competence, or

(c)

a committee of the board upon which he does not serve, duly designated in accordance with a provision of the certificate of incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Corporation.

Section 5. Presumption of Assent. A director of the Corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

Section 6. Number. This Corporation shall have no less than three nor greater than nine directors. The number of directors may be established from time to time by resolution of the Board of Directors, but no decrease shall have the effect of shortening the terms of any incumbent director.

Section 7. Election and Term. Each person named in the certificate of incorporation as a member of the initial Board of Directors and all other directors appointed by the Board of Directors to fill vacancies thereof shall hold office until the first annual meeting of stockholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

At the first annual meeting of stockholders and at each annual meeting thereafter the stockholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

Section 8. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders.

Section 9. Removal of Directors. At a meeting of the stockholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, then entitled to vote at an election of directors.

Section 10. Quorum and Voting. A majority of the number of directors fixed by these bylaws shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 11. Director Conflicts of Interest. No contract or other transaction between this Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

(a)

The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

(b)

The fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(c)

The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the board, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12. Place of Meeting. Regular and special meetings by the Board of Directors may be held within or without the State of Delaware.

Section 13. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice on the second Tuesday of September of each year. Notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, any form of electronic or telephonic notice including facsimile transmission, as long as the director is able to retain a copy of the notice, or telegram at least one day before the meeting.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all obligations to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

Meetings of the Board of Directors may be called by the president and chief executive officer of the Corporation or by any director.

Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 14. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Corporation, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

Section 15. Committees. The Board of Directors may designate from among its members such committees it deems prudent, such as, but not limited to, an executive committee, audit committee, compensation committee, finance committee and a litigation committee.

Article III. Officers

Section 1. Officers. The officers of this Corporation shall consist of a president and chief executive officer, chief financial officer, chief accounting officer, any vice presidents designated by the Board of Directors, secretary, treasurer and such other officers as may be designated by the Board of Directors, each of whom shall be elected by the Board of Directors from time to time. Any two or more offices may be held by the same person. The failure to elect any of the above officers shall not affect the existence of this Corporation.

Section 2. Duties. The officers of this Corporation shall have the following duties and such other duties as delegated by the president and chief executive officer.

The president and chief executive officer of the Corporation shall (i) have general and active management of the business and affairs of the Corporation and (ii) be the chief executive officer and chief operating officer of the Corporation, both roles subject to the directions of the Board of Directors.

The chief financial officer shall be the chief financial officer, be primarily responsible for all filings with the Securities and Exchange Commission and shall act whenever the president and chief executive officer shall be unavailable. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Corporation and shall perform such other duties as the bylaws provide or the Board of Directors may prescribe.

The chief accounting officer shall keep correct and complete records of account, showing accurately at all times the financial condition of the corporation. The chief accounting officer may also be the chief financial officer. If the chief accounting officer is not also the chief financial officer, he shall provide assistance to the chief financial officer and act whenever the chief financial officer shall be unavailable.

Any vice president(s) shall perform such duties as may be prescribed by the Board of Directors or the president and chief executive officer and shall act whenever the president and chief executive officer and chief financial officer shall be unavailable.

The secretary shall have custody of and maintain all of the corporate records, except the financial records, shall record the minutes of all meetings of the stockholders and whenever else required by the Board of Directors or the president and chief executive officer, and shall perform such other duties as may be prescribed by the Board of Directors.

The treasurer shall be the legal custodian of all monies, notes, securities and other valuables that may from time to time come into the possession of the Corporation. He shall immediately deposit all funds of the Corporation coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors and shall keep this bank account in the name of the Corporation.

Section 3. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby.

Any officer or agent elected by the stockholders may be removed only by vote of the stockholders, unless the stockholders shall have authorized the directors to remove such officer or agent.

Any vacancy, however, occurring, in any office may be filled by the Board of Directors, unless the bylaws shall have expressly reserved such power to the stockholders.

Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

Article IV. Stock Certificates

Section 1. Issuance. Every holder of shares in this Corporation shall be entitled to have a certificate, representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

Section 2. Form. Certificates representing shares in this Corporation shall be signed by the president and chief executive officer or vice president and the secretary or an assistant secretary or treasurer or assistant treasurer and may be sealed with the seal of this Corporation or a facsimile thereof. The signature of the president and chief executive officer or vice president and the secretary or assistant secretary or treasurer or assistant treasurer may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

Every certificate representing shares issued by this Corporation shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

Every certificate representing shares which are restricted as to the sale, disposition, or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of, such restrictions.

Each certificate representing shares shall state upon its face:  the name of the Corporation; that the Corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

Section 3. Transfer of Stock. Except as provided in Section 4 of this Article, the Corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney, and the signature of such person has been guaranteed by a commercial bank or trust company or by a member of the New York or American Stock Exchange.

Section 4. Off-Shore Offerings. In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933 (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption under the Act.

Section 5. Lost, Stolen or Destroyed Certificates. The Corporation shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Corporation may direct, to indemnify the Corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation.

Article V. Books and Records

Section 1. Books and Records. This Corporation shall keep correct and complete records and books of account and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees of directors.

This Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders, and the number, class and series, if any, of the shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Any person who shall have been a holder of record of shares or of voting trust certificates therefor at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five percent of the outstanding shares of any class or series of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose its relevant books and records of accounts, minutes and records of stockholders and to make extracts therefrom.

Section 3. Financial Information. Not later than three months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the Corporation during its fiscal year.

Upon the written request of any stockholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such stockholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.

The balance sheets and profit and loss statements shall be filed in the registered office of the Corporation in this state, shall be kept for at least five years, and shall be subject to inspection during business hours by any stockholder or holder of voting trust certificates, in person or by agent.

Article VI. Dividends

The Board of Directors of this Corporation may, from time to time, declare and the Corporation may pay dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the certificate of incorporation, subject to the following provisions:

(a)

Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the Corporation or out of capital surplus, howsoever arising but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the stockholders receiving the same concurrently with the distribution.

(b)

Dividends may be declared and paid in the Corporation’s own treasury shares.

(c)

Dividends may be declared and paid in the Corporation’s own authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

(1)

If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

(2)

If a dividend is payable in shares without a par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the stockholders receiving such dividend concurrently with the payment thereof.

(d)

No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the certificate of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

(e)

A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a share dividend within the meaning of this section.

Article VII. Corporate Seal

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the following:

Article VIII. Amendment

These bylaws may be repealed or amended, and new bylaws maybe adopted, by the Board of Directors.

APPENDIX D

Audit Committee Charter

As approved by the Board of Directors

of

UltraStrip Systems, Inc.

on

June __, 2006

1.

Statement of Purpose and Policy

There shall be a committee of the board of directors of UltraStrip Systems, Inc. (the “Company”) to be known as the Audit Committee. The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the registered independent public accounting firm’s (the “Auditors”) qualifications and independence, (3) the performance of the Company’s internal audit function and the Auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall fulfill its oversight responsibility to the shareholders relating to the annual independent audit of the Company’s financial statements, the internal financial reporting practices of the Company, any special audits, and the quality and integrity of the financial statements of the Company. In addition, the Audit Committee shall provide assistance with regard to the systems of internal accounting and financial controls, disclosure controls, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the Auditors, and the financial management of the Company. The Audit Committee, as representatives of the shareholders, is charged with the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Company’s Auditors.

2.

Organization

(a)

The Audit Committee shall have at least two members, comprised, to the extent practicable, solely of Independent Directors (as defined in Section 2(b) below), each of whom is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, and at least one of whom is an Audit Committee Financial Expert (as defined in Section 2(c) below).

(b)

Independent Directors shall not be officers or employees or affiliated persons of the Company or its subsidiaries or any other individual having a relationship, which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(i)

a director who has been employed by the Company or any of its affiliates for the current year or any of the past three completed fiscal years;

(ii)

a director who during the current fiscal year has accepted any compensation from the Company or any of its affiliates, other than compensation for board or committee service, or who during any of the past three completed fiscal years has received compensation from the Company or any of its affiliates, other than compensation for board or committee service, in excess of $60,000;

(iii)

a director who is a member of the immediate family of an individual who is, or has been in any of the past three completed fiscal years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(iv)

a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in the current year or any of the past three completed fiscal years;

(v)

a director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

(vi)

a director who was a partner or employed by the Company’s independent auditor during the current year or any of the past three completed fiscal years;

(c)

An Audit Committee Financial Expert shall mean a person who has the following attributes:

•

An understanding of generally accepted accounting principles and financials statements;

•

The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•

Experience preparing, auditing, analyzing, or evaluating, financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•

An understanding of internal controls and procedures for financial reporting; and

•

An understanding of Audit Committee functions.

A person shall have acquired such attributes through:

•

Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor, or experience in one or more positions that involve the performance of similar functions;

•

Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

•

Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

•

Other relevant experience.

3.

Responsibilities

In carrying out its responsibilities hereunder, the Audit Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all current requirements and are of the highest quality. The Audit Committee shall review and reassess the adequacy of this charter in meeting these objectives on an annual basis.

In carrying out these responsibilities, the Audit Committee shall:

•

As a committee of the board of directors, appoint, rotate lead audit partners (to the extent required by law or deemed prudent to ensure independence), and determine the compensation of, and oversee the work of the  Auditors of the Company;

•

Approve, in advance, the provision by the  Auditors of any and all permissible non-audit services, and require the provision of any such non-audit services be disclosed in periodic reports filed by the Company with the Securities and Exchange Commission subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended;

•

Meet with the Auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the  Auditors;

•

Review with the  Auditors and the Company’s financial and accounting management, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•

Have the sole authority to review and approve all related party transactions between the Company or any subsidiary and any executive officer, director or affiliate of the Company, including persons or entities controlled by or under common control with and family members of such executive officers, directors or affiliates, and such other persons or entities described in SEC Regulation S-B, Item 404;

•

Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal controls, and Audit Committee matters. These procedures shall provide for the confidential and anonymous submission of complaints;

•

Require the Auditors to report to the Audit Committee the critical accounting policies and practices to be used, all alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor, any accounting disagreements between the Auditors and management, and all other material written communications between the Auditors and management, such as any management letter or schedule of unadjusted differences;

•

Review the financial statements to be included in the Annual Report on Form 10-KSB, and the disclosures made in management’s discussion and analysis, with management and the Auditors to determine that the Auditors are satisfied with the disclosure and content of the financial statements, and to recommend to the board whether the audited financial statements should be included in the Annual Report. Any changes in accounting procedures should be explained in the Annual Report;

•

Review the interim financial statements, management’s discussion and analysis, and earnings releases with management and the Auditors prior to the filing of the Company’s Quarterly Report on Form 10-QSB. The Audit Committee will recommend to the Board whether the interim financial statements should be included in the Quarterly Report. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the Auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Committee for the purposes of this review;

•

Provide sufficient opportunity for the Auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the  Auditor’s evaluation of the Company’s financial and accounting personnel, the adequacy of the Company’s internal controls, and the cooperation that the Auditors received during the course of the audit;

•

Resolve all disagreements between the Company’s management and the Auditors regarding financial reporting;

•

Ensure receipt from the Auditors of a formal written statement delineating all relationships between the auditors and the Company;

•

Inquire about the Auditors’ past and continuing compliance with auditor independence rules and about their program for enhancing safeguards to ensure that conflicts do not arise in the future;

•

Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors; and

•

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•

Review the Company’s Code of Ethics and the Company’s compliance therewith.

•

Review and discuss with management all Section 302 and 906 certifications that are required.

4.

Meetings

The Audit Committee shall meet a minimum of four times annually to discuss with management the annual audited financial statements and quarterly financial statements.

5.

Resources and Authority

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the exclusive authority to engage outside auditors for regular and special audits, reviews and other procedures, and to retain independent legal counsel and other advisors, as it determines necessary to carry out its duties. In furtherance of this responsibility, the Company shall provide the funding as required by Section 301 of the Sarbanes-Oxley Act of 2002 and Section 10A(m)(6) of the Securities Exchange Act of 1934.

6.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Auditors.

7.

Effective Date

This Audit Committee Charter shall become effective immediately upon its approval and adoption by the board of directors of the Company. This Audit Committee Charter shall be reviewed on an annual basis to assess its adequacy. This Audit Committee Charter replaces the Charter previously adopted on, _____________, 200_.

ULTRASTRIP SYSTEMS, INC.

PROXY

You are entitled to one vote on all proposals listed below and presented at the annual meeting for every share of common stock of UltraStrip Systems, Inc. that you own or owned on the record date of June 12, 2006. UltraStrip’s board of directors recommends that you vote “FOR” all of the proposals listed below. Your vote is important. Please read the Proxy Statement and Form 10-KSB and vote. Please complete by designating your choices below, signing this Proxy and returning it in the enclosed self-addressed envelope.

1.

Election of directors to serve on the board of directors of the UltraStrip for a one-year term until the 2007 Annual Meeting of stockholders of UltraStrip:

Nominees:
George R. Sterner	FOR ☐ WITHHELD ☐
Joe M. Allbaugh	FOR ☐ WITHHELD ☐
Todd J. Christie	FOR ☐ WITHHELD ☐
Michael R. Donn, Sr.	FOR ☐ WITHHELD ☐
Barry I. Hechtman	FOR ☐ WITHHELD ☐
Stephen R. Johnson	FOR ☐ WITHHELD ☐
James C. Rushing III	FOR ☐ WITHHELD ☐

2.

I hereby approve the amendment of UltraStrip’s Articles of Incorporation to increase the authorized common stock from 100,000,000 to 150,000,000.

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

3.

I hereby approve the amendment of UltraStrip’s Articles of Incorporation to create a class of 5,000,000 shares of preferred stock, $0.10 par value containing such rights, preferences and limitations as may be determined from time to time by further resolution of the board of directors of UltraStrip.

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

4.

I approve the amendment of UltraStrip’s Articles of Incorporation changing UltraStrip’s name to Ecosphere Technologies, Inc.

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

5.

I approve the merger of UltraStrip with and into its wholly-owned Delaware subsidiary, Ecosphere Technologies, Inc., for the sole purpose of changing UltraStrip’s state of incorporation.

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

6.

I approve the 2006 Equity Incentive Plan.

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

7.

I hereby approve and ratify the appointment of Tedder, James, Worden & Associates, P.A. as UltraStrip’s independent registered public accounting firm for 2006.

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

8.

I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of stockholders.

FOR  ☐     AGAINST  ☐     ABSTAIN  ☐

The undersigned hereby appoints Dennis McGuire and James C. Rushing III or either of them individually and both of them with full power of substitution, as proxies for the undersigned to act and to vote all the shares of Common Stock of UltraStrip Systems, Inc. held of record by the undersigned on June 12, 2006, at the Annual Meeting of Stockholders to be held on August 10, 2006, or any postponement or adjournment thereof.

If no direction is indicated, all proposals will be voted “FOR” as recommended by UltraStrip’s board of directors.

Dated:	_________________, 2006

(Signature of Stockholder)

(Printed Name of Stockholder)

(Record Number of Shares Owned)

NOTE: Please sign exactly as your name appears on your share certificate. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.